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                                    INDENTURE

                                      among

                       UNION PACIFIC RESOURCES GROUP INC.,

                          UNION PACIFIC RESOURCES INC.,

                               UPR CAPITAL COMPANY

                                       and

                              THE BANK OF NEW YORK,

                                     Trustee

                           Dated as of April 13, 1999


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                                TABLE OF CONTENTS

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Recitals of the Company..............................................................  1
Agreements of the Parties............................................................  1


                                    ARTICLE I

             Definitions and Other Provisions of General Application

SECTION 101.      Definitions........................................................  1
SECTION 102.      Compliance Certificates and
                     Opinions........................................................  7
SECTION 103.      Form of Documents Delivered to
                     Trustee.........................................................  8
SECTION 104.      Acts of Securityholders............................................  8
SECTION 105.      Notices, etc., to Trustee and
                     Company.........................................................  9
SECTION 106.      Notices to Securityholders; Waiver.................................  9
SECTION 107.      Conflict with Trust Indenture Act..................................  9
SECTION 108.      Effect of Headings and Table of Contents...........................  10
SECTION 109.      Successors and Assigns.............................................  10
SECTION 110.      Separability Clause................................................  10
SECTION 111.      Benefits of Indenture..............................................  10
SECTION 112.      Governing Law......................................................  10
SECTION 113.      Counterparts.......................................................  10
SECTION 114.      Judgment Currency..................................................  10


                                   ARTICLE II

                                 Security Forms

SECTION 201.      Forms Generally....................................................  10
SECTION 202.      Forms of Securities................................................  11
SECTION 203.      Form of Trustee's Certificate of Authentication....................  11
SECTION 204.      Securities Issuable in the Form of a Global Security...............  12
SECTION 205.      Form of Notation of Guarantees.....................................  13
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                                   ARTICLE III

                                 The Securities

SECTION 301.      General Title; General Limitations; Issuable in Series;
                     Terms of Particular Series......................................  13
SECTION 302.      Denominations......................................................  15
SECTION 303.      Execution, Authentication and
                     Delivery and Dating.............................................  15
SECTION 304.      Temporary Securities...............................................  17
SECTION 305.      Registration, Transfer and Exchange................................  17
SECTION 306.      Mutilated, Destroyed, Lost and Stolen Securities...................  18
SECTION 307.      Payment of Interest; Interest Rights Preserved.....................  18
SECTION 308.      Persons Deemed Owners..............................................  19
SECTION 309.      Cancelation........................................................  20
SECTION 310.      Computation of Interest............................................  20
SECTION 311.      Medium-term Securities.............................................  20


                                   ARTICLE IV

                           Satisfaction and Discharge

SECTION 401.      Satisfaction and Discharge of Indenture............................  20
SECTION 402.      Application of Trust Money.........................................  21
SECTION 403.      Satisfaction, Discharge and Defeasance of Securities of
                     any Series......................................................  22


                                    ARTICLE V

                                    Remedies

SECTION 501.      Events of Default..................................................  24
SECTION 502.      Acceleration of Maturity; Rescission and Annulment.................  25
SECTION 503.      Collection of Indebtedness and Suits for
                     Enforcement by Trustee..........................................  26
SECTION 504.      Trustee May File Proofs of Claim...................................  26
SECTION 505.      Trustee May Enforce Claims Without Possession
                     of Securities...................................................  27
SECTION 506.      Application of Money Collected.....................................  27
SECTION 507.      Limitation on Suits................................................  27
SECTION 508.      Unconditional Right of Securityholders to Receive
                     Principal, Premium and Interest.................................  28
SECTION 509.      Restoration of Rights and Remedies.................................  28
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SECTION 510.      Rights and Remedies Cumulative.....................................  28
SECTION 511.      Delay or Omission Not Waiver.......................................  28
SECTION 512.      Control by Securityholders.........................................  28
SECTION 513.      Waiver of Past Defaults............................................  29
SECTION 514.      Undertaking for Costs..............................................  29
SECTION 515.      Waiver of Stay or Extension Laws...................................  29


                                   ARTICLE VI

                                   The Trustee

SECTION 601.      Certain Duties and Responsibilities................................  29
SECTION 602.      Notice of Defaults.................................................  30
SECTION 603.      Certain Rights of Trustee..........................................  31
SECTION 604.      Not Responsible for Recitals or Issuance of Securities.............  31
SECTION 605.      May Hold Securities................................................  31
SECTION 606.      Money Held in Trust................................................  31
SECTION 607.      Compensation and Reimbursement.....................................  32
SECTION 608.      Disqualification; Conflicting Interests............................  32
SECTION 609.      Corporate Trustee Required; Eligibility............................  32
SECTION 610.      Resignation and Removal; Appointment of Successor..................  32
SECTION 611.      Acceptance of Appointment by Successor.............................  34
SECTION 612.      Merger, Conversion, Consolidation or Succession
                     to Business.....................................................  34
SECTION 613.      Preferential Collection of Claims Against Company..................  34
SECTION 614.      Appointment of Authenticating Agent................................  37


                                   ARTICLE VII

                       Securityholders' Lists and Reports
                    by Trustee, the Issuer and the Guarantor

SECTION 701.      The Issuers and the Guarantor To Furnish Trustee
                     Names and Addresses of Securityholders..........................  39
SECTION 702.      Preservation of Information; Communications to
                     Securityholders.................................................  39
SECTION 703.      Reports by Trustee.................................................  40
SECTION 704.      Reports by the Issuers and the Guarantor...........................  41
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                                  ARTICLE VIII

                  Consolidation, Merger, Conveyance or Transfer

SECTION 801.      Company May Consolidate, etc. only on Certain Terms................  41
SECTION 802.      Subsidiary Issuers May Consolidate, etc. only on Certain
                     Terms...........................................................  42
SECTION 803.      Successor Corporation Substituted..................................  42


                                   ARTICLE IX

                             Supplemental Indentures

SECTION 901.      Supplemental Indentures Without Consent of
                     Securityholders.................................................  42
SECTION 902.      Supplemental Indentures with Consent of
                     Securityholders.................................................  43
SECTION 903.      Execution of Supplemental Indentures...............................  44
SECTION 904.      Effect of Supplemental Indentures..................................  44
SECTION 905.      Conformity with Trust Indenture Act................................  44
SECTION 906.      Reference in Securities to Supplemental Indentures.................  44


                                    ARTICLE X

                                    Covenants

SECTION 1001.     Payment of Principal, Premium and Interest.........................  45
SECTION 1002.     Maintenance of Office or Agency....................................  45
SECTION 1003.     Money for Security Payments to be Held in Trust....................  45
SECTION 1004.     Statement as to Compliance.........................................  46
SECTION 1005.     Corporate Existence................................................  47
SECTION 1006.     Limitation on Liens and Sale Leaseback Transactions................  47
SECTION 1007.     Limitation on Transfers of Principal Properties to
                    Unresricted Subsidiaries.........................................  48
SECTION 1008.     Waiver of Certain Covenants........................................  48


                                    ARTICLE XI

                            Redemption of Securities

SECTION 1101.     Applicability of Article...........................................  49
SECTION 1102.     Election to Redeem; Notice to Trustee..............................  49
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SECTION 1103.     Selection by Trustee of Securities to be Redeemed..................  49
SECTION 1104.     Notice of Redemption...............................................  50
SECTION 1105.     Deposit of Redemption Price........................................  50
SECTION 1106.     Securities Payable on Redemption Date..............................  50
SECTION 1107.     Securities Redeemed in Part........................................  50
SECTION 1108.     Provisions with Respect to any Sinking Funds.......................  51


                                 ARTICLE XII

                 Guarantees of Securities of Subsidiary Issuers

SECTION 1201.     Guarantees.........................................................  52
SECTION 1202.     Execution of Guarantees............................................  53



                                        v
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                                    THIS INDENTURE among UNION PACIFIC RESOURCES
                           GROUP INC., a Utah corporation (hereinafter called the "Company" and in its capacity as the guarantor with respect to the Securities (as hereinafter defined) issued by any of the Subsidiary Issuers (as hereinafter defined), the "Guarantor") having its principal office at 777 Main Street, Fort Worth,
                           Texas 76102, UNION PACIFIC RESOURCES INC., an Alberta corporation ("UPRI"), having its principal executive office at 400, 425 First Street, S.W., Calgary, Alberta, Canada T2P 4V4, UPR CAPITAL COMPANY, a Nova Scotia unlimited liability company ("UPR Capital" and, together with UPRI, the "Subsidiary Issuers") and THE BANK OF NEW YORK, a New York banking association, trustee (hereinafter called the "Trustee"), is made and entered into as of this 13th day of April 1999. The Company and the Subsidiary Issuers, each in its capacity as an Issuer of Securities is herein referred to as an "Issuer".

                             Recitals of the Company

         Each of the Issuers and the Guarantor has duly authorized the execution and delivery of this Indenture to provide for the issuance of debentures, notes, bonds or other evidences of indebtedness, to be issued in one or more fully registered series.

         All things necessary to make this Indenture a valid agreement of each of the Issuers and the Guarantor, in accordance with its terms, have been done.

                            Agreements of the Parties

         To set forth or to provide for the establishment of the terms and conditions upon which the Securities are and are to be authenticated, issued and delivered, and in consideration of the premises and the purchase of Securities by the Holders thereof, it is mutually covenanted and agreed as follows, for the equal and proportionate benefit of all Holders of the Securities or of a series thereof, as the case may be:

                                    ARTICLE I

                        Definitions and Other Provisions
                             of General Application

         Section 101. Definitions. For all purposes of this Indenture and of any indenture supplemental hereto, except as otherwise expressly provided or unless the context otherwise requires:

         (1) the terms defined in this Article have the meanings assigned to them in this Article, and include the plural as well as the singular;

         (2) all other terms used herein which are defined in the Trust Indenture Act or by Commission rule under the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

         (3) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles and, except as otherwise herein expressly provided, the term "generally accepted accounting principles" with respect to any
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                                                                               2

   computation required or permitted hereunder shall mean such accounting principles as are generally accepted in the United States of America at the date of such computation,

         (4) all references in this instrument to designated "Articles", "Sections" and other subdivisions are to the designated Articles, Sections and other subdivisions of this instrument as originally executed. The words "herein", "hereof' and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision; and

         (5) "including" and words of similar import shall be deemed to be followed by "without limitation".

         (6) all references to the "applicable Issuer" are to the Issuer of the Securities being described;

         (7) all references to the "Guarantee" and the "Guarantor" are operative only where a Subsidiary Issuer is, was or may become the Issuer of the relevant series of Securities, and only with respect to such series of Securities.

         Certain terms, used principally in Article Six, are defined in that Article.

         "Act", when used with respect to any Securityholder, has the meaning specified in Section 104.

         "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

         "Authenticating Agent" means any Person authorized by the Trustee to authenticate Securities under Section 614.

         "Board of Directors" when used with reference to any of the Issuers or the Guarantor means either the board of directors of such Issuer or the Guarantor, as the case may be, or any duly authorized committee of that board.

         "Board Resolution" when used with reference to any of the Issuers or the Guarantor means a copy of a resolution certified by the Secretary or an Assistant Secretary of such Issuer or the Guarantor, as the case may be, to have been duly adopted by the Board of Directors of such Issuer or the Guarantor, as the case may be, and to be in full force and effect on the date of such certification, and delivered to the Trustee.

         "Business Day" means each day which is neither a Saturday, Sunday or other day on which banking institutions in the pertinent Place or Places of Payment are authorized or required by law or executive order to be closed.

         "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Securities Exchange Act of 1934, or, if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to under the Trust Indenture Act, then the body performing such duties on such date.

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                                                                               3

         "Company" means the Person named as the "Company" in the first paragraph of this instrument until a successor corporation shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Company" shall mean such successor corporation.

         "Company Request", "Company Order" and "Company Consent" when used with reference to any of the Issuers or the Guarantor shall mean, respectively, a written request, order or consent signed in the name of such Issuer or the Guarantor, as the case may be, by its Chairman of the Board, President or a Vice President, and by its Treasurer, an Assistant Treasurer, Controller, an Assistant Controller, Secretary or an Assistant Secretary, and delivered to the Trustee.

         "Corporate Trust Office" means the principal office of the Trustee in New York, New York at which at any particular time its corporate trust business shall be principally administered, which office at the date hereof is located at 101 Barclay Street, Floor 21 West, New York, New York, 10286, attention:
Corporate Trust Administration.

         "Debt" means indebtedness for money borrowed.

         "Defaulted Interest" has the meaning specified in Section 307.

         "Depositary" means, unless otherwise specified by the Company pursuant to either Section 204 or 301, with respect to Securities of any series issuable or issued as a Global Security, The Depository Trust Company, New York, New York, or any successor thereto registered as a clearing agency under the Securities Exchange Act of 1934, as amended, or other applicable statute or regulation.

         "Domestic Subsidiary" means a Subsidiary of the Company which is incorporated or conducting its principal operations within the United States of America or any State thereof or off the coast of the United States of America but within an area over which the United States of America or any State thereof has jurisdiction.

         "Event of Default" has the meaning specified in Article Five.

         "Funded Debt" of any Person means all indebtedness for borrowed money created, incurred, assumed or guaranteed in any manner by such Person, and all indebtedness, contingent or otherwise incurred or assumed by such Person in connection with the acquisition of any business, property or asset, which in each case matures more than one year after, or which by its terms is renewable or extendible or payable out of the proceeds of similar indebtedness incurred pursuant to the terms of any revolving credit agreement or any similar agreement at the option of such Person for a period ending more than one year after the date as of which Funded Debt is being determined; provided, however, that Funded Debt shall not include (i) any indebtedness for the payment, redemption or satisfaction of which money (or evidences or indebtedness, if permitted under the instrument creating or evidencing such indebtedness) in the necessary amount shall have been irrevocably deposited in trust with a trustee or proper depository either on or before the maturity or redemption date thereof or (ii) any indebtedness of such Person to any of its Subsidiaries or of any Subsidiary to such Person or any other Subsidiary or (iii) any indebtedness incurred in connection with the financing of operating, construction or acquisition projects, provided that the recourse for such indebtedness is limited to the assets of such projects.

         "Global Security" means with respect to any series of Securities issued hereunder, a Security which is executed by the applicable Issuer and authenticated and delivered by the Trustee to the Depositary or pursuant to the Depositary's instruction, and which the Guarantor executed, as applicable, the notation of any Guarantee pursuant to Article Twelve all in accordance with this Indenture and an indenture supplemental hereto, if any, or Board Resolution and pursuant to a Company Request, which shall be registered in the name of the Depositary or its nominee and which shall represent, and shall be denominated in an amount equal to the aggregate principal amount of,

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                                                                               4

all of the Outstanding Securities of such series or any portion thereof, in either case having the same terms including, without limitation, the same original issue date, date or dates on which principal is due, and interest rate or method of determining interest.

         "Guarantee" means the irrevocable and unconditional guarantee by the Guarantor of any Security of any series of any Subsidiary Issuer authenticated and delivered (i) as contemplated by Section 301 and endorsed on such Security, if specified in a Board Resolution of the Guarantor, or (ii) otherwise pursuant to Article Twelve.

         "Guarantor" means the Person named as the "Guarantor" in the first paragraph of this instrument until any successor Person shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Guarantor" shall mean any such successor Person.

         "Holder", when used with respect to any Security, means a Securityholder.

         "Indenture" or "this Indenture" means this instrument as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof and shall include the terms of particular series of Securities established as contemplated by Section 301.

         "Independent", when used with respect to any specified Person, means such a Person who (i) is in fact independent, (2) does not have any direct financial interest or any material indirect financial interest in the applicable Issuer or the Guarantor or in any other obligor upon the Securities or in any Affiliate of the applicable Issuer or the Guarantor or of such other obligor, and (3) is not connected with the applicable Issuer or the Guarantor or such other obligor or any Affiliate of the applicable Issuer or the Guarantor or of such other obligor, as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions. Whenever it is herein provided that any Independent Person's opinion or certificate shall be furnished to the Trustee, such Person shall be appointed by a Company Order and approved by the Trustee, and such opinion or certificate shall state that the signer has read this definition and that the signer is Independent within the meaning hereof.

         "Interest", when used with respect to an Original Issue Discount Security which by its terms bears interest only after Maturity, means interest payable after Maturity.

         "Interest Payment Date", when used with respect to any series of Securities, means the Stated Maturity of any installment of interest on those Securities.

         "Issuer" means (i) any of the Persons named as an "Issuer" in the first paragraph of this instrument until any successor Person shall have become such pursuant to the applicable provisions of this Indenture in respect of any such Person, and thereafter "Issuer", in respect of such Person shall mean any such successor Person, and (ii) when used with respect to Securities, shall mean the Issuer of Securities of the relevant series.

         "Maturity", when used with respect to any Securities, means the date on which the principal of any such Security becomes due and payable as therein or herein provided, whether on a Repayment Date, at the Stated Maturity, or by declaration of acceleration, call for redemption or otherwise.

         "Mortgage" means any mortgage, pledge, lien, encumbrance, charge or security interest of any kind.

         "Officers' Certificate" means a certificate signed by the Chairman of the Board, the President or a Vice President, and by the Treasurer, an Assistant Treasurer, the Controller, an
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                                                                               5

Assistant Controller, the Secretary or an Assistant Secretary of the Company, and delivered to the Trustee. Wherever this Indenture requires that an Officers' Certificate be signed also by an engineer or an accountant or other expert, such engineer, accountant or other expert (except as otherwise expressly provided in this Indenture) may be in the employ of the applicable Issuer or the Guarantor, and shall be acceptable to the Trustee.

         "Opinion of Counsel" means a written opinion of counsel, who may (except as otherwise expressly provided in this Indenture) be an employee of or of counsel to the applicable Issuer or the Guarantor. Such counsel shall be acceptable to the Trustee, whose acceptance shall not be unreasonably withheld.

         "Original Issue Discount Security" means (i) any Security which provides for an amount less than the principal amount thereof to be due and payable upon a declaration of acceleration of the Maturity thereof, and (ii) any other Security deemed an Original Issue Discount Security for United States Federal income tax purposes.

         "Outstanding", when used with respect to Securities or Securities of any series, means, as of the date of determination, all such Securities theretofore authenticated and delivered under this Indenture, except:

         (i) such Securities theretofore canceled by the Trustee or delivered to the Trustee for cancelation,

         (ii) such Securities for whose payment or redemption money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent in trust for the Holders of such Securities; provided that, if such Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made; and

         (iii) such Securities in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture, or which shall have been paid pursuant to the terms of Section 306 (except with respect to any such Security as to which proof satisfactory to the Trustee is presented that such Security is held by a person in whose hands such Security is a legal, valid and binding obligation of the Company).

In determining whether the Holders of the requisite principal amount of such Securities Outstanding have given any request, demand, authorization, direction, notice, consent or waiver hereunder, (i) the principal amount of any Original Issue Discount Security that shall be deemed to be Outstanding shall be the amount of the principal thereof that would be due and payable as of the date of the taking of such action upon a declaration of acceleration of the Maturity thereof and (ii) Securities owned by the applicable Issuer, the Guarantor or any other obligor upon the Securities or any Affiliate of the applicable Issuer, the Guarantor or of such other obligor shall be disregarded and deemed not to be Outstanding. In determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Securities which a Responsible Officer assigned to the corporate trust department of the Trustee knows to be owned by the applicable Issuer, the Guarantor or any other obligor upon the Securities or any Affiliate of the applicable Issuer, the Guarantor or such other obligor shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right to act as owner with respect to such Securities and that the pledgee is not the applicable Issuer, the Guarantor or any other obligor upon the Securities or any Affiliate of the applicable Issuer, the Guarantor or such other obligor.

         "Paying Agent" means any Person authorized by any Issuer to pay the principal of (and premium, if any) or interest on any Securities on behalf of such Issuer.

         "Person" means any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

         "Place of Payment" means with respect to any series of Securities issued hereunder the city or political subdivision so designated with respect to the series of Securities in question in accordance with the provisions of
Section 301.

         "Predecessor Securities" of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 306 in lieu of a lost, destroyed or stolen Security shall be deemed to evidence the same debt as the lost, destroyed or stolen Security.

         "Principal Property" means (i) any property owned or leased by the applicable Issuer, the Guarantor or any Subsidiary of the applicable Issuer or the Guarantor, or any interest of the applicable Issuer, the Guarantor or any Subsidiary of the applicable Issuer or the Guarantor in property, located within the United States of America or any State thereof (including property located off the coast of the United States of America held pursuant to lease from any Federal, State or other governmental body) which is considered by the applicable Issuer or the Guarantor to be capable of producing oil or gas or minerals in commercial quantities and (ii) any refinery, smelter or processing or manufacturing plant owned or leased by the applicable Issuer, the Guarantor or any Subsidiary of the applicable Issuer or the Guarantor and located within the United States of America or any State thereof, except (a) facilities related thereto employed in transportation, distribution or marketing or (b) any refinery, smelter or processing or manufacturing plant, or portion thereof, which the Board of Directors declares is not material to the business of the applicable Issuer or the Guarantor and their respective subsidiaries taken as a whole.

         "Redemption Date", when used with respect to any Security to be redeemed, means the date fixed for such redemption by or pursuant to this Indenture.

         "Redemption Price", when used with respect to any Security to be redeemed, means the price specified in the Security at which it is to be redeemed pursuant to this Indenture.

         "Regular Record Date" for the interest payable on any Security on any Interest Payment Date means the date specified in such Security as the Regular Record Date.

         "Repayment Date", when used with respect to any Security to be repaid, means the date fixed for such repayment pursuant to such Security.

         "Repayment Price", when used with respect to any Security to be repaid, means the price at which it is to be repaid pursuant to such Security.

         "Responsible Officer", when used with respect to the Trustee, means the chairman or vice-chairman of the board of directors, the chairman or vice-chairman of the executive committee of the board of directors, the president, any vice president, the secretary, any assistant secretary, the treasurer, any assistant treasurer, the cashier, any assistant cashier, any senior trust officer, trust officer, or assistant trust officer, the controller and any assistant controller or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his knowledge of and familiarity with the particular subject.

         "Restricted Subsidiary" means any Subsidiary of the Company which owns or leases (as lessor or lessee) a Principal Property but does not include the Subsidiary Issuers or any Subsidiary of the Company the principal business of which is leasing machinery, equipment, vehicles or other

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                                                                               7

properties none of which is a Principal Property or financing accounts receivable, or engaging in ownership and development of any real property which is not a Principal Property.

         "Security" or "Securities" means any note or notes, bond or bonds, debenture or debentures, or any other evidences of indebtedness. as the case may be, of any series authenticated and delivered from time to time under this Indenture.

         "Security Register" shall have the meaning specified in Section 305.

         "Security Registrar" means the Person who keeps the Security Register specified in Section 305.

         "Securityholder" means a Person in whose name a Security is registered in the Security Register.

         "Special Record Date" for the payment of any Defaulted Interest (as defined in Section 307) means a date fixed by the Trustee pursuant to Section 307.

         "Stated Maturity" when used with respect to any Security or any installment of principal thereof or interest thereon means the date specified in such Security as the fixed date on which the principal of such Security or such installment of principal or interest is due and payable.

         "Subsidiary" of any specified Person means any corporation at least a majority of whose outstanding Voting Stock shall at the time be owned, directly or indirectly, by the specified Person or by one or more of its Subsidiaries, or both.

         "Trust Indenture Act" or "TIA" means the Trust Indenture Act of 1939, as amended by the Trust Indenture Reform Act of 1990, as in force at the date as of which this instrument was executed except as provided in Section 905 and except to the extent that any subsequent amendment thereto shall retroactively apply to this Indenture.

         "Trustee" means the Person named as the Trustee in the first paragraph of this instrument until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean and include each Person who is then a Trustee hereunder. If at any time there is more than one such Person, "Trustee" as used with respect to the Securities of any series shall mean the Trustee with respect to Securities of that series.

         "Unrestricted Subsidiary" means any Subsidiary which is not a Restricted Subsidiary.

         "Vice President" when used with respect to the applicable Issuer, the Guarantor or the Trustee means any vice president, whether or not designated by a number or a word or words added before or after the title "vice president", including, without limitation, an assistant vice president.

         "Voting Stock", as applied to the stock of any corporation, means stock of any class or classes (however designated) having by the terms thereof ordinary voting power to elect a majority of the members of the board of directors (or other governmental body) of such corporation other than stock having such power only by reason of the happening of a contingency.

         Section 102. Compliance Certificates and Opinions. Upon any application or request by the applicable Issuer or the Guarantor to the Trustee to take any action under any provision of this Indenture, such Issuer and the Guarantor shall furnish to the Trustee an Officers' Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such Counsel all such conditions precedent, if any, have been complied with, except that in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished.

         Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture (except for the written statement required by Section 1004) shall include

         (1) a statement that each individual signing such certificate or opinion has read and understands such covenant or condition and the definitions herein relating thereto;

         (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

         (3) a statement that, in the opinion of each such individual, he has made such examination or investigation that he believes is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been compiled with; and

         (4) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

         Section 103. Form of Documents Delivered to Trustee. In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person. or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to the other matters, and any such Person may certify, or give an opinion as to such matters in one or several documents.

         Any certificate or opinion of an officer of an Issuer or the Guarantor may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of such Issuer or the Guarantor stating that the information with respect to such factual matters is in the possession of such Issuer or the Guarantor unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

         Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

         Section 104. Acts of Securityholders. (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Securityholders or Securityholders of any series may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Securityholders in person or by an agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee, and, where it is hereby expressly required, to the applicable Issuer and the Guarantor. If any Securities are denominated in coin or currency other than that of the United States, then for the purposes of determining whether the Holders of the requisite principal amount of Securities have taken any action as herein described, the principal amount of such Securities shall be deemed to be that amount of United States dollars that could be obtained for such principal amount on the basis of the spot rate of exchange into United States dollars for the currency in which such Securities are denominated (as evidenced to the Trustee by an Officers' Certificate) as of the date the taking of such action by the

Holders of such requisite principal amount is evidenced to the Trustee as provided in the immediately preceding sentence. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Securityholders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 601 ) conclusive in favor of the Trustee and the applicable Issuer and the Guarantor, if made in the manner provided in this Section.

         (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness to such execution or by the certificate of any notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by an officer of a corporation or a member of a partnership, on behalf of such corporation or partnership, such certificate or affidavit shall also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument or writing, or the authority of the person executing the same, may also be proved in any other manner which the Trustee deems sufficient.

         (c) The ownership of Securities shall be proved by the Security
Register.

         (d) If the applicable Issuer or the Guarantor shall solicit from the Holders any request, demand, authorization, direction, notice. consent, waiver or other action, such Issuer or the Guarantor may, at its option, by Board Resolution, fix in advance a record date for the determination of Holders entitled to give such request, demand, authorization, direction, notice, consent, waiver or other action, but such Issuer or the Guarantor shall have no obligation to do so. If such a record date is fixed, such request, demand, authorization, direction, notice, consent, waiver or other action may be given before or after the record date, but only the Holders of record at the close of business on the record date shall be deemed to be Holders for the purposes of determining whether Holders of the requisite proportion of Securities Outstanding have authorized or agreed or consented to such request, demand, authorization, direction, notice, consent, waiver or other action, and for that purpose the Securities Outstanding shall be computed as of the record date; provided that no such authorization, agreement or consent by the Holders on the record date shall be deemed effective unless it shall become effective pursuant to the provisions of this Indenture not later than six months after the record date.

         (e) Any request, demand, authorization, direction, notice, consent, waiver or other action by the Holder of any Security shall bind the Holder of every Security issued upon the transfer thereof or in exchange therefor or in lieu thereof, in respect of anything done or suffered to be done by the Trustee or the Company in reliance thereon whether or not notation of such action is made upon such Security.

         Section 105. Notices, etc., to Trustee and Company. Any request, demand, authorization, direction, notice, consent, waiver or Act of Securityholders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,

         (1) the Trustee by any Securityholder or by the Company shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Trustee at its Corporate Trust Office, at 101 Barclay Street, Floor 21 West, New York, New York, 10286, attention: Corporate Trust Administration, or at any other address previously furnished in writing by the Trustee, or

         (2) an Issuer or the Guarantor by the Trustee or by any Securityholder shall be sufficient for every purpose hereunder (except as provided in Section 501(4) or, in the case of a request for repayment, as specified in the Security carrying the right to repayment) if in writing and mailed, first-class postage prepaid, to such Issuer or the Guarantor addressed to it at the address of its principal office specified in the first paragraph of this instrument or at any other address previously furnished in writing to the Trustee by the Company.

         Section 106. Notices to Securityholders; Waiver. Where this Indenture or any Security provides for notice to Securityholders of any event, such notice shall be sufficiently given (unless otherwise herein or in such Security expressly provided) if in writing and mailed, first-class postage prepaid, to each Securityholder affected by such event, at his address as it appears in the Security Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case where notice to Securityholders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Securityholder shall affect the sufficiency of such notice with respect to other Securityholders. Where this Indenture or any Security provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Securityholders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

         In case, by reason of the suspension of regular mail service as a result of a strike, work stoppage or otherwise, it shall be impractical to mail notice of any event to any Securityholder when such notice is required to be given pursuant to any provision of this Indenture, then any method of notification as shall be satisfactory to the Trustee, the applicable Issuer and the Guarantor shall be deemed to be a sufficient giving of such notice.

         Section 107. Conflict with Trust Indenture Act. If any provision hereof limits, qualifies or conflicts with the duties imposed by any of Sections 310 to 317, inclusive, of the Trust Indenture Act through the operation of
Section 318(c) thereof, or with the duties imposed by any of Sections 77 to 88, inclusive, of the Business Corporation Act (Alberta) such imposed duties shall control.

         Section 108. Effect of Headings and Table of Contents. The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

         Section 109. Successors and Assigns. All covenants and agreements in this Indenture by any Issuer or the Guarantor shall bind its successors and assigns, whether so expressed or not.

         Section 110. Separability Clause. In case any provision in this Indenture or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby. In case this Indenture is invalid, illegal or unenforceable against one or more of the Subsidiary Issuers, the validity, legality and enforceability against the Company shall not in any way be affected or impaired thereby.

         Section 111. Benefits of Indenture. Nothing in this Indenture or in any Securities, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder, any Authenticating Agent or Paying Agent, the Security Registrar and the Holders of Securities (or such of them as may be affected thereby), any benefit or any legal or equitable right, remedy or claim under this Indenture.

         Section 112. Governing Law. This Indenture shall be construed in accordance with and governed by the laws of the State of New York.

         Section 113. Counterparts. This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

         Section 114. Judgment Currency. Each of the Issuers and the Guarantor agrees, to the fullest extent that it may effectively do so under applicable law, that (a) if for the purpose of obtaining judgment in any court it is necessary to convert the sum due in respect of the principal of, or premium or interest, if any, on the Securities of any series (the "Required Currency") into a currency in which judgment will be rendered (the "Judgment Currency"), the rate of exchange used shall be the rate at which in accordance with normal banking procedures the Trustee could purchase in the City of New York the Required Currency with the Judgment Currency on the New York Banking Day (as defined below) preceding that on which final unappealable judgment is given and
(b) its obligations under this Indenture to make payments in the Required Currency (i) shall not be discharged or satisfied by any tender, or any recovery pursuant to any judgment (whether or not entered in accordance with subsection
(a)), in any currency other than the Required Currency, except to the extent that such tender or recovery shall result in the actual receipt, by the payee, of the full amount of the Required Currency expressed to be payable in respect of such payments, (ii) shall be enforceable as an alterative or additional cause of action for the purpose of recovering in the Required Currency the amount, if any, by which such actual receipt shall fall short of the full amount of the Required Currency so expressed to be payable and (iii) shall not be affected by judgment being obtained for any other sum due under this Indenture. For purposes of the foregoing, "New York Banking Day" means any day except a Saturday, Sunday or a legal holiday in the City of New York or a day on which banking institutions in the City of New York are authorized or required by law or executive order to close.

                                   ARTICLE II

                                 Security Forms

         Section 201. Forms Generally. The Securities shall have such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon, as may be required to comply with applicable laws or regulations or with the rules of any securities exchange, or as may, consistently herewith, be determined by the officers executing such Securities, as evidenced by their execution of the Securities. Any portion of the text of any Security may be set forth on the reverse thereof, with an appropriate reference thereto on the face of the Security.

         The definitive Securities shall be printed, lithographed or engraved or produced by any combination of these methods on steel engraved borders or may be produced in any other manner, all as determined by the officers executing such Securities, as evidenced by their execution of such Securities, subject, with respect to the Securities of any series, to the rules of any securities exchange on which such Securities are listed.

         Section 202. Forms of Securities. Each Security shall be in one of the forms approved from time to time by or pursuant to a Board Resolution, or established in one or more indentures supplemental hereto. Prior to the delivery of a Security to the Trustee for authentication in any form approved by or pursuant to a Board Resolution, the applicable Issuer shall deliver to the Trustee the Board Resolution by or pursuant to which such form of Security has been approved, which Board Resolution shall have attached thereto a true and correct copy of the form of Security which has been approved thereby or, if a Board Resolution authorizes a specific officer or officers to approve a form of Security, a certificate of such officer or officers approving the form of Security attached thereto. Any form of Security approved by or pursuant to a Board Resolution must be acceptable as to form to the Trustee, such acceptance to be evidenced by the Trustee's authentication of Securities in that form or a certificate signed by a Responsible Officer of the Trustee and delivered to the applicable Issuer.

         Section 203. Form of Trustee's Certificate of Authentication. The form of Trustee's Certificate of Authentication for any Security issued pursuant to this Indenture shall be substantially as follows:

                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION

         This is one of the Securities of the series designated therein referred to in the within mentioned Indenture.


                                    --------------------------------------------
                                       as Trustee,

                                       By:
                                          --------------------------------------
                                              Authorized Signatory

Dated:
      --------------------

         Section 204. Securities Issuable in the Form of a Global Security. (a) If the applicable Issuer shall establish pursuant to Sections 202 and 301 that the Securities of a particular series are to be issued in whole or in part in the form of one or more Global Securities, then the applicable Issuer and the Guarantor shall execute and the Trustee or its agent shall, in accordance with
Section 303 and the Company Request delivered to the Trustee or its agent thereunder, authenticate and deliver, such Global Security or Securities, which
(i) shall represent, and shall be denominated in an amount equal to the aggregate principal amount of, the Outstanding Securities of such series to be represented by such Global Security or Securities, or such portion thereof as the applicable Issuer shall specify in a Company Request, (ii) shall be registered in the name of the Depositary for such Global Security or Securities or its nominee, (iii) shall be delivered by the Trustee or its agent to the Depositary or pursuant to the Depositary's instruction and (iv) shall bear a legend substantially to the following effect: "Unless and until it is exchanged in whole or in part for the individual Securities represented hereby, this Global Security may not be transferred except as a whole by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary."

         (b) Notwithstanding any other provisions of this Section 204 or of
Section 305, and subject to the provisions of paragraph (c) below, unless the terms of a Global Security expressly permit such Global Security to be exchanged in whole or in part for individual Securities, a Global Security may be transferred, in whole but not in part and in the manner provided in Section 305, only to a nominee of the Depositary for such Global Security, or to the Depositary, or a successor Depositary for such Global Security selected or approved by the Company, or to a nominee of such successor Depositary.

         (c)(i) If at any time the Depositary for a Global Security notifies the applicable Issuer that it is unwilling or unable to continue as Depositary for such Global Security or if at any time the Depositary for the Securities for such series ceases to be a clearing agency registered under the Securities Exchange Act of 1934, as amended, or other applicable statute or regulation, the applicable Issuer shall appoint a successor Depositary with respect to such Global Security. If a successor Depositary for such Global Security is not appointed by the applicable Issuer within 90 days after the applicable Issuer receives such notice or becomes aware of such ineligibility, the applicable Issuer and the Guarantor will execute, and the Trustee or its agent, upon receipt of a Company Request for the authentication and delivery of individual Securities of such series in exchange for such Global Security, will authenticate and deliver, individual Securities of such series of like tenor and terms in an aggregate principal amount equal to the principal amount of the Global Security in exchange for such Global Security.

         (ii) The applicable Issuer may at any time and in its sole discretion determine that the Securities of any series or portion thereof issued or issuable in the form of one or more Global Securities shall no longer be represented by such Global Security or Securities. Furthermore, if there shall have occurred and be continuing an Event of Default or an event which, with the giving of notice or lapse of time, or both, would constitute an Event of Default with respect to any series of Securities, the Trustee may determine that the Securities of such series shall no longer be represented by a Global Security or Securities. In such event the applicable Issuer and the Guarantor will execute, and the Trustee, upon receipt of a Company Request for the authentication and delivery of individual Securities of such series in exchange in whole or in part for such Global Security, will authenticate and deliver individual Securities of such series of like tenor and terms in definitive form in an aggregate principal amount equal to the principal amount of such Global Security or Securities representing such series or portion thereof in exchange for such Global Security or Securities.

         (iii) If specified by the applicable Issuer pursuant to Sections 202 and 301 with respect to Securities issued or issuable in the form of a Global Security, the Depositary for such Global Security may surrender such Global Security in exchange in whole or in part for individual Securities of such series of like tenor and terms in definitive form on such terms as are acceptable to the applicable Issuer and such Depositary. Thereupon the applicable Issuer and the Guarantor shall execute, and the Trustee or its agent shall authenticate and deliver, without service charge, (1) to each Person specified by such Depositary a new Security or Securities of the same series of like tenor and terms and of any amount equal to and in exchange for such Person's beneficial interest in the Global Security; and (2) to such Depositary a new Global Security of like tenor and terms and in an authorized denomination equal to the difference, if any, between the principal amount of the surrendered Global Security and the aggregate principal amount of Securities delivered to the Holders thereof.

         (iv) In any exchange provided for in any of the preceding three paragraphs, the applicable Issuer and the Guarantor will execute and the Trustee or its agent will authenticate and deliver individual Securities in definitive registered form in authorized denominations. Upon the exchange of the entire principal amount of a Global Security for individual Securities, such Global Security shall be canceled by the Trustee or its agent. Except as provided in the preceding paragraph, Securities issued in exchange for a Global Security pursuant to this Section shall be registered in such names and in such authorized denominations as the Depositary for such Global Security, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Trustee or the Security Registrar. The Trustee or the Security Registrar shall deliver such Securities to the Persons in whose names such Securities are so registered.

         Section 205. Form of Notation of Guarantees. UNION PACIFIC RESOURCES GROUP INC., a Utah corporation (the "Guarantor", which term includes any successor thereto under the Indenture (the "Indenture") referred to in the Security on which this notation is endorsed) has unconditionally guaranteed, pursuant to the terms of the Guarantees contained in Article Twelve of the Indenture, the due and punctual payment of the principal of and any premium and interest on this Security, when and as the same shall become due and payable, whether at the Stated Maturity, by declaration of acceleration, call for redemption, early repayment or otherwise, in accordance with the terms of this Security and the Indenture.

         The obligations of the Guarantor to the Holders of the Securities and to the trustee pursuant to the Guarantees and the Indenture are expressly set forth in Article Twelve of the Indenture, and reference is hereby made to such Article and Indenture for the precise terms of the Guarantees.

         The Guarantees shall not be valid or obligatory for any purpose until the certificate of authentication on the Security upon which this notation of the Guarantees is endorsed shall have been executed by the Trustee under the Indenture by the manual signature of one of its authorized signatories.

                                   ARTICLE III

                                 The Securities

         Section 301. General Title; General Limitations; Issuable in Series; Terms of Particular Series. The aggregate principal amount of Securities which may be authenticated and delivered and Outstanding under this Indenture is not limited.

         The Securities may be issued in one or more series up to an aggregate principal amount of Securities as from time to time may be authorized by the Board of Directors of the applicable Issuer and the Guarantor. All Securities of each series under this Indenture shall in all respects be equally and ratably entitled to the benefits hereof with respect to such series without preference, priority or distinction on account of the actual time of the authentication and delivery or Stated Maturity of the Securities of such series.

                                                                              15
         Each series of Securities shall be created either by or pursuant to a Board Resolution of the applicable Issuer and the Guarantor or by or pursuant to an indenture supplemental hereto. The Securities of each such series may bear such date or dates, be payable at such place or places, have such Stated Maturity or Maturities, be issuable at such premium over or discount from their face value, bear interest at such rate or rates (which may be fixed or floating), from such date or dates, payable in such installments and on such dates and at such place or places to the Holders of Securities registered as such on such Regular Record Dates, or may bear no interest, and may be redeemable or repayable at such Redemption Price or Prices or Repayment Price or Prices, as the case may be, whether at the option of the Holder or otherwise, and upon such terms, all as shall be provided for in or pursuant to the Board Resolution of the applicable Issuer and the Guarantor or in or pursuant to the supplemental indenture creating that series. There may also be established in or pursuant to a Board Resolution or in or pursuant to a supplemental indenture prior to the issuance of Securities of each such series, provision for:

         (1) the exchange or conversion of the Securities of that series, at the option of the Holders thereof, for or into new Securities of a different series or other securities or other property, including shares of capital stock of the applicable Issuer or the Guarantor or any subsidiary of such Issuer or the Guarantor or securities directly or indirectly convertible into or exchangeable for any such shares;

         (2) a sinking or purchase fund or other analogous obligation;

         (3) if other than U.S. dollars, the currency or currencies or units based on or related to currencies (including European Currency Units) in which the Securities of such series shall be denominated and in which payments of principal of, and any premium and interest on, such Securities shall or may be payable;

         (4) if the principal of (and premium, if any) or interest, if any, on the Securities of such series are to be payable, at the election of the applicable Issuer or a holder thereof, in a currency or currencies or units based on or related to currencies (including European Currency Units) other than that in which the Securities are stated to be payable, the period or periods within which, and the terms and conditions upon which, such election may be made;

         (5) if the amount of payments of principal of (and premium, if any) or interest, if any, on the Securities of such series may be determined with reference to an index based on (i) a currency or currencies or units based on or related to currencies (including European Currency Units) other than that in which the Securities are stated to be payable, (ii) changes in the price of one or more other securities or groups or indexes of securities or (iii) changes in the prices of one or more commodities or groups or indexes of commodities, or any combination of the foregoing, the manner in which such amounts shall be determined;

         (6) if the aggregate principal amount of the Securities of that series is to be limited, such limitations;

         (7) the exchange of Securities of that series, at the option of the Holders thereof, for other Securities of the same series of the same aggregate principal amount of a different authorized kind or different authorized denomination or denominations, or both;

         (8) the appointment by the Trustee of an Authenticating Agent in one or more places other than the location of the office of the Trustee with power to act on behalf of the Trustee and subject to its direction in the authentication and delivery of the Securities of any one or more series in connection with such transactions as shall be specified in the provisions of this Indenture or in or pursuant to the Board Resolution or the supplemental indenture creating such series;

         (9) the portion of the principal amount of Securities of the series, if other than the total principal amount thereof, which shall be payable upon declaration of acceleration of the Maturity thereof pursuant to Section 502 or provable in bankruptcy pursuant to Section 504;

         (10) any Event of Default with respect to the Securities of such series, if not set forth herein and any additions, deletions or other changes to the Events of Default set forth herein that shall be applicable to the Securities of such series (including a provision making any Event of Default set forth herein inapplicable to the Securities of that series);

         (11) any covenant solely for the benefit of the Securities of such series and any additions, deletions or other changes to the provisions of Article Ten or any definitions relating to such Article that shall be applicable to the Securities of such series (including a provision making any Section of such Article inapplicable to the Securities of such series);

         (12) the applicability of Section 403 of this Indenture to the Securities of such series;

         (13) if the Securities of the series shall be issued in whole or in part in the form of a Global Security or Global Securities, the terms and conditions, if any, upon which such Global Security or Global Securities may be exchanged in whole or in part for other individual Securities; and the Depositary for such Global Security or Global Securities (if other than the Depositary specified in Section 101 hereof);

         (14) the subordination of the Securities of such series to any other indebtedness of the Company, including without limitation, the Securities of any other series; and

         (15) any other terms of the series, which shall not be inconsistent with the provisions of this Indenture,

all upon such terms as may be determined in or pursuant to a Board Resolution or in or pursuant to a supplemental indenture with respect to such series. All Securities of the same series shall be substantially identical in tenor and effect, except as to denomination.

         The form of the Securities of each series shall be established pursuant to the provisions of this Indenture in or pursuant to the Board Resolution or in or pursuant to the supplemental indenture creating such series. The Securities of each series shall be distinguished from the Securities of each other series in such manner, reasonably satisfactory to the Trustee, as the Board of Directors of the applicable Issuer may determine.

         Unless otherwise provided with respect to Securities of a particular series, the Securities of any series may only be issuable in registered form, without coupons.

         Any terms or provisions in respect of the Securities of any series issued under this Indenture may be determined pursuant to this Section by providing in a Board Resolution or supplemental indenture for the method by which such terms or provisions shall be determined.

         Section 302. Denominations. The Securities of each series shall be issuable in such denominations and currency as shall be provided in the provisions of this Indenture or in or pursuant to the Board Resolution or the supplemental indenture creating such series. In the absence of any such provisions with respect to the Securities of any series, the Securities of that series shall be issuable only in fully registered form in denominations of $1,000 and any integral multiple thereof.

         Section 303. Execution, Authentication and Delivery and Dating. The Securities shall be executed on behalf of each of the applicable Issuer and any Guarantees to be endorsed in the Securities shall be executed on behalf of the Guarantor by its Chairman of the Board, its President, one of its Vice Presidents or its Treasurer. The signature of any of these officers on the Securities

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                                                                              17

and the Guarantees, as the case may be, may be manual or facsimile. The notation any Guarantees endorsed on the Securities shall be executed as provided in
Section 205.

         Securities or Guarantees, as the case may be, bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the applicable Issuer or the Guarantor shall bind such Issuer or Guarantor, as the case may be, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or Guarantees or did not hold such offices at the date of such Securities or Guarantees.

         At any time and from time to time after the execution and delivery of this Indenture, the applicable Issuer may deliver Securities executed by it bearing the notation of any Guarantees endorsed thereon, as applicable, in each case executed by the Guarantor to the Trustee for authentication; and the Trustee shall, upon Company Order, authenticate and deliver such Securities as in this Indenture provided and not otherwise.

         Prior to any such authentication and delivery, the Trustee shall be entitled to receive, in addition to any Officers' Certificate and Opinion of Counsel required to be furnished to the Trustee pursuant to Section 102, and the Board Resolution and any certificate relating to the issuance of the series of Securities required to be furnished pursuant to Section 202, an Opinion of Counsel stating that:

         (1) all instruments furnished to the Trustee conform to the requirements of the Indenture and constitute sufficient authority hereunder for the Trustee to authenticate and deliver such Securities;

         (2) the form and terms (or in connection with the issuance of medium-term Securities under Section 311, the manner of determining the terms) of such Securities have been established in conformity with the provisions of this Indenture;

         (3) all laws and requirements with respect to the execution and delivery by the applicable Issuer and, if applicable, the Guarantor of such Securities and Guarantees, if applicable, have been complied with, each of the applicable Issuer and the Guarantor, if applicable, has the corporate power to issue such Securities and Guarantees, if applicable, and such Securities and Guarantees, if applicable, have been duly authorized and delivered by the applicable Issuer and, if applicable, the Guarantor and, assuming due authentication and delivery by the Trustee, constitute legal, valid and binding obligations of the applicable Issuer and, if applicable, the Guarantor, respectively, enforceable in accordance with their terms (subject, as to enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, moratorium or other laws and legal principles affecting creditors' rights generally from time to time in effect and to general equitable principles, whether applied in an action at law or in equity) and entitled to the benefits of this Indenture, equally and ratably with all other Securities and Guarantees, if applicable, of such series Outstanding;

         (4) the Indenture is qualified under the Trust Indenture Act; and

         (5) such other matters as the Trustee may reasonably request;

and, if the authentication and delivery relates to a new series of Securities created by an indenture supplemental hereto, also stating that all laws and requirements with respect to the form and execution by the applicable Issuer and, if applicable, the Guarantor of the supplemental indenture with respect to that series of Securities have been complied with, each of the applicable Issuer and, if applicable, the Guarantor has corporate power to execute and deliver any such supplemental indenture and has taken all necessary corporate action for those purposes and any such supplemental indenture has been executed and delivered and constitutes the legal, valid and binding obligation of the applicable Issuer and, if applicable, the Guarantor enforceable in accordance with its terms (subject, as to enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, moratorium or other laws and legal principles affecting creditors' rights generally from time to time in effect and to general equitable principles, whether applied in an action at law or in equity.

         The Trustee shall not be required to authenticate such Securities if the issue thereof will adversely affect the Trustee's own rights, duties or immunities under the Securities and this Indenture.

         Unless otherwise provided in the form of Security for any series, all Securities shall be dated the date of their authentication.

         No Security shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security a certificate of authentication substantially in the form provided for herein executed by the Trustee by manual signature of an authorized signatory, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder.

         Section 304. Temporary Securities. Pending the preparation of definitive Securities of any series, the applicable Issuer may execute, and the Guarantor may execute, as applicable, the notation of any Guarantees pursuant to Article Twelve or any Guarantees endorsed on and, upon receipt of the documents required by Section 303, together with a Company Order, the Trustee shall authenticate and deliver, temporary Securities which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Securities in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Securities or Guarantees or notations of Guarantees may determine, as evidenced by their execution of such Securities or Guarantees or notations, as the case may be.

         If temporary Securities of any series are issued, the applicable Issuer will cause definitive Securities of such series to be prepared without unreasonable delay. After the preparation of definitive Securities, the temporary Securities of such series shall be exchangeable for definitive Securities of such series upon surrender of the temporary Securities of such series at the office or agency of the applicable Issuer in a Place of Payment, without charge to the Holder; and upon surrender for cancelation of any one or more temporary Securities the applicable Issuer shall execute and the Guarantor shall execute, as applicable, the notation of any Guarantees pursuant to Article Twelve or the Guarantees endorsed on and the Trustee shall authenticate and deliver in exchange therefor a like principal amount of definitive Securities of such series of authorized denominations and of like tenor and terms. Until so exchanged the temporary Securities of such series shall in all respects be entitled to the same benefits under this Indenture as definitive Securities of such series.

         Section 305. Registration, Transfer and Exchange. Each of the Issuers shall keep or cause to be kept a register (herein sometimes referred to as the "Security Register") in which, subject to such reasonable regulations as it may prescribe, such Issuer shall provide for the registration of Securities, or of Securities of a particular series, and for transfers of Securities or of Securities of such series. Any such register shall be in written form or in any other form capable of being converted into written form within a reasonable time. At all reasonable times the information contained in such register or registers shall be available for inspection by the Trustee at the office or agency to be maintained by the applicable Issuer as provided in Section 1002.

         Subject to Section 204, upon surrender for transfer of any Security of any series at the office or agency of the applicable Issuer in a Place of Payment, the applicable Issuer shall execute, and the Guarantor shall execute, as applicable, the notation of any Guarantees pursuant to Article Twelve or the Guarantees endorsed on and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Securities and the notation of Guarantees pursuant to Article Twelve or the Guarantees endorsed thereon of such series of any authorized denominations, of a like aggregate principal amount and Stated Maturity and of like tenor and terms.

         Subject to Section 204, at the option of the Holder, Securities of any series may be exchanged for other Securities of such series of any authorized denominations, of a like aggregate principal amount and Stated Maturity and of like tenor and terms, upon surrender of the Securities to be exchanged at such office or agency. Whenever any Securities are so surrendered for exchange, the applicable Issuer shall execute, and the Guarantor shall execute, as applicable, the notation of any Guarantees pursuant to Article Twelve or the Guarantees endorsed on and the Trustee shall authenticate and deliver, the Securities and the notation of Guarantees pursuant to Article Twelve or the Guarantees endorsed thereon which the Securityholder making the exchange is entitled to receive.

         All Securities issued upon any transfer or exchange of Securities shall be the valid obligations of the applicable Issuer and, if applicable, the Guarantor, evidencing the same debt, and entitled to the same benefits under the Indenture, as the Securities surrendered upon such transfer or exchange.

         Every Security presented or surrendered for transfer or exchange shall (if so required by the applicable Issuer or the Trustee) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the applicable Issuer and the Security Registrar duly executed, by the Holder thereof or his attorney duly authorized in writing.

         Unless otherwise provided in the Security to be transferred or exchanged, no service charge shall be made on any Securityholder for any transfer or exchange of Securities, but the applicable Issuer may (unless otherwise provided in such Security) require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Securities, other than exchanges pursuant to
Section 304 or 906 not involving any transfer.

         The applicable Issuer shall not be required (i) to issue, transfer or exchange any Security of any series during a period beginning at the opening of business 15 days before the day of the mailing of a notice of redemption of Securities of such series selected for redemption under Section 1103 and ending at the close of business on the date of such mailing, or (ii) to transfer or exchange any Security so selected for redemption in whole or in part, except for the portion of such Security not so selected for redemption.

         None of the applicable Issuer, the Guarantor, the Trustee, any agent of the Trustee, any Paying Agent or the Security Registrar will have any responsibility or liability for any aspect of the records relating to or payments made on account of beneficial ownership interests of a Global Security or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests.

         The applicable Issuer initially appoints the Trustee to act as Security Registrar for the Securities on its behalf. The applicable Issuer may at any time and from time to time authorize any Person to act as Security Registrar in place of the Trustee with respect to any series of Securities issued under this Indenture.

         Section 306. Mutilated, Destroyed, Lost and Stolen Securities. If (i) any mutilated Security is surrendered to the Trustee, or if the applicable Issuer, the Guarantor and the Trustee receive evidence to their satisfaction of the destruction, loss or theft of any Security, and (ii) there is delivered to the applicable Issuer, the Guarantor and the Trustee such security or indemnity as may be required by them to save each of them harmless, then, in the absence of notice to the applicable Issuer or the Trustee that such Security has been acquired by a bona fide purchaser, the applicable Issuer shall execute and the Guarantor shall execute, as applicable, the notation of any Guarantees pursuant to Article Twelve or the Guarantees endorsed thereon and upon its request the Trustee shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen

Security, a new Security of like tenor, series, Stated Maturity and principal amount, bearing a number not contemporaneously Outstanding.

         In case any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, the applicable Issuer or the Guarantor, each in its discretion may, instead of issuing a new Security, pay such Security.

         Upon the issuance of any new Security under this Section, the applicable Issuer or the Guarantor, as the case may be, may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

         Every new Security issued pursuant to this Section in lieu of any destroyed, lost or stolen Security and any Guarantees thereof shall constitute an original additional contractual obligation of the applicable Issuer and the Guarantor, whether or not the destroyed, lost or stolen Security shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities of the same series duly issued hereunder.

         The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other nights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.

         Section 307. Payment of Interest; Interest Rights Preserved. Unless otherwise provided with respect to such Security pursuant to Section 301, interest on any Security which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest.

         Any interest on any Security which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called "Defaulted Interest") shall forthwith cease to be payable to the registered Holder on the relevant Regular Record Date by virtue of his having been such Holder, and, except as hereinafter provided, such Defaulted Interest may be paid by the applicable Issuer or the Guarantor, at its election in each case, as provided in Clause (1) or Clause (2) below:

         (1) The applicable Issuer or the Guarantor may elect to make payment of any Defaulted Interest to the Persons in whose names any such Securities (or their respective Predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest which shall be fixed in the following manner. The applicable Issuer or the Guarantor shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each such Security and the date of the proposed payment, and at the same time such Issuer or the Guarantor shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this Clause provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 nor less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the applicable Issuer or the Guarantor of such Special Record Date and, in the name and at the expense of such Issuer or the Guarantor, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record

   Date therefor to be mailed, first-class postage prepaid, to the Holder of each such Security at his address as it appears in the Security Register, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been mailed as aforesaid, such Defaulted Interest shall be paid to the Persons in whose names such Securities (or their respective Predecessor Securities) are registered on such Special Record Date and shall no longer be payable pursuant to the following Clause (2).

         (2) The applicable Issuer or the Guarantor may make payment of any Defaulted Interest in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Securities may be listed, and upon such notice as may be required by such exchange, if, after notice given by such Issuer or the Guarantor to the Trustee of the proposed payment pursuant to this Clause, such manner of payment shall be deemed practicable by the Trustee.

         If any installment of interest the Stated Maturity of which is on or prior to the Redemption Date for any Security called for redemption pursuant to Article Eleven is not paid or duly provided for on or prior to the Redemption Date in accordance with the foregoing provisions of this Section, such interest shall be payable as part of the Redemption Price of such Securities.

         Subject to the foregoing provisions of this Section, each Security delivered under this Indenture upon transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

         Section 308. Persons Deemed Owners. The applicable Issuer, the Guarantor, the Trustee and any agent of such Issuer, the Guarantor, or the Trustee may treat the Person in whose name any Security is registered in the Security Register as the owner of such Security for the purpose of receiving payment of principal of (and premium, if any), and (subject to Section 307) interest on, such Security and for all other purposes whatsoever, whether or not such Security be overdue, and neither such Issuer, the Guarantor, the Trustee nor any agent of the such Issuer, the Guarantor or the Trustee shall be affected by notice to the contrary.

         Section 309. Cancelation. All Securities surrendered for payment, redemption, transfer, conversion or exchange or credit against a sinking fund shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee and, if not already canceled, shall be promptly canceled by it. Any Issuer or the Guarantor may at any time deliver to the Trustee for cancelation any Securities previously authenticated and delivered hereunder which such Issuer or the Guarantor may have acquired in any manner whatsoever, and all Securities so delivered shall be promptly canceled by the Trustee. No Security shall be authenticated in lieu of or in exchange for any Securities canceled as provided in this Section, except as expressly permitted by this Indenture. The Trustee shall dispose of all canceled Securities in accordance with its customary procedures and shall deliver a certificate of such disposition to the applicable Issuer or the Guarantor.

         Section 310. Computation of Interest. Unless otherwise provided as contemplated in Section 301, interest on the Securities shall be calculated on the basis of a 360-day year of twelve 30-day months.

         Solely for purposes of the Interest Act (Canada), the yearly rate of interest to which interest calculated for a period of less than one year on the basis of a year of 360 days consisting of 12 30-day periods is equivalent is such rate of interest multiplied by a fraction of which (i) the numerator is the product of (A) the actual number of days in the year commencing on the first day of such period, multiplied by (B) the sum of (y) the product of 30 multiplied by the number of complete months elapsed in such period and (z) the actual number of days elapsed in any incomplete month in such period; and (ii) the denominator is the product of (a) 360 multiplied by (b) the actual number of days in such period. The theory of "deemed reinvestment" shall not apply to the computation of interest and no allowance, reduction or deduction shall be made for the deemed reinvestment of interest in respect of any payments. Calculation of interest shall be made using the nominal rate method, and not the effective rate method, of calculation.

         Section 311. Medium-term Securities. Notwithstanding any contrary provision herein, if all Securities of a series are not to be originally issued at one time, it shall not be necessary for the applicable Issuer or the Guarantor to deliver to the Trustee an Officers' Certificate, Board Resolution, supplemental indenture, Opinion of Counsel or Company Request otherwise required pursuant to Sections 202, 301 and 303 at or prior to the time of authentication of each Security of such series if such documents are delivered to the Trustee or its agent at or prior to the authentication upon original issuance of the first Security of such series to be issued; provided that any subsequent request by such Issuer or the Guarantor to the Trustee to authenticate Securities of such series upon original issuance shall constitute a representation and warranty by the applicable Issuer or the Guarantor that as of the date of such request, the statements made in the Officers' Certificate delivered pursuant to
Section 102 shall be true and correct as if made on such date.

         An Officers' Certificate, supplemental indenture or Board Resolution delivered by the applicable Issuer or the Guarantor to the Trustee in the circumstances set forth in the preceding paragraph may provide that Securities which are the subject thereof will be authenticated and delivered by the Trustee or its agent on original issue from time to time upon the telephonic or written order of persons designated in such Officers' Certificate, Board Resolution or supplemental indenture (any such telephonic instructions to be confirmed promptly in writing by such persons) and that such persons are authorized to determine, consistent with such Officers' Certificate, supplemental indenture or Board Resolution, such terms and conditions of said Securities as are specified in such Officers' Certificate, supplemental indenture or Board Resolution.

                                   ARTICLE IV

                           Satisfaction and Discharge

         Section 401. Satisfaction and Discharge of Indenture. This Indenture shall cease to be of further effect with respect to any series of Securities (except as to any surviving rights of conversion, transfer or exchange of Securities of such series expressly provided for herein or in the form of Security for such series and the rights, obligations and immunities of the Trustee), and the Trustee, on demand of and at the expense of the applicable Issuer or the Guarantor, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture as to such series, when

         (1) either

                  (A) all Securities of that series theretofore authenticated and delivered (other than (i) Securities of such series which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 306, and (ii) Securities of such series for whose payment money has theretofore been deposited in trust or segregated and held in trust by the applicable Issuer or the Guarantor and thereafter repaid to such Issuer or the Guarantor or discharged from such trust, as provided in Section 1003) have been delivered to the Trustee canceled or for cancelation; or

                  (B) all such Securities of that series not theretofore delivered to the Trustee canceled or for cancelation

                           (i) have become due and payable, or

                           (ii) will become due and payable at their Stated
                  Maturity within one year, or

                           (iii) are to be called for redemption within one year
                  under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the applicable Issuer or the Guarantor, and the applicable Issuer or the Guarantor, in the case of (i), (ii) or (iii) above, has deposited or caused to be deposited with the Trustee as trust funds in trust for the purpose an amount sufficient without reinvestment thereof to pay and discharge the entire indebtedness on such Securities not theretofore delivered to the Trustee canceled or for cancelation, for principal (and premium, if any) and interest to the date of such deposit (in the case of Securities which have become due and payable), or to the Stated Maturity or Redemption Date, as the case may be;

         (2) the applicable Issuer or the Guarantor has paid or caused to be paid all other sums payable hereunder by such Issuer or the Guarantor with respect to the Securities of such series;

         (3) No Event of Default under Sections 501(5) or (6) shall have occurred or be continuing on the date of such deposit and no default or Event of Default under Sections 501(5) or (6) shall occur on or before the 123rd day after the date of such deposit; and

         (4) the applicable Issuer or the Guarantor has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture with respect to the Securities of such series have been complied with.

Notwithstanding the satisfaction and discharge of this Indenture with respect to any series of Securities, the obligations of the applicable Issuer and the Guarantor to the Trustee with respect to that series under Section 607 shall survive and the obligations of the Trustee under Sections 402 and 1003 shall survive.

         Section 402. Application of Trust Money. All money and obligations deposited with the Trustee pursuant to Section 401 or Section 403 and all money received by the Trustee in respect of such obligations shall be held in trust and applied by it, in accordance with the provisions of the series of Securities in respect of which it was deposited and this Indenture, to the payment, either directly or through any Paying Agent (including the applicable Issuer or the Guarantor acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal (and premium, if any) and interest for whose payment such money and obligations have been deposited with or received by the Trustee; but such money and obligations need not be segregated from other funds except to the extent required by law.

         Section 403. Satisfaction, Discharge and Defeasance of Securities of any Series. If this Section 403 is specified, as contemplated by Section 301, to be applicable to Securities of any series, the applicable Issuer and the Guarantor shall be deemed to have paid and discharged the entire indebtedness on all the Securities of any such series at the time outstanding, and the Trustee, at the expense of such Issuer and the Guarantor, shall execute proper instruments acknowledging satisfaction, discharge and defeasance of such indebtedness, when

         (1) either

                  (A) with respect to all Securities of such series at the time outstanding,

                           (i) the applicable Issuer or the Guarantor has
                  deposited or caused to be deposited with the Trustee as trust funds in trust for such purpose an amount sufficient, together with any obligations deposited pursuant to clause (ii) below, without reinvestment thereof, to pay and discharge the entire indebtedness on all such Securities for principal (and premium, if any) and interest, on the days on which such principal (and premium, if any) or interest, as the case may be, is due and payable in accordance with the terms of this Indenture and such Securities, to the date of maturity or date of redemption thereof as contemplated by the penultimate paragraph of this Section 403, as the case may be; or

                           (ii) the applicable Issuer or the Guarantor has
                  deposited or caused to be deposited with the Trustee as obligations in trust for such purpose such amount of direct obligations of, or obligations the principal of and interest on which are fully guaranteed by, the government which issued the currency in which such Securities are denominated (other than such obligations as are redeemable at the option of the issuer thereof) as will, together with the income to accrue thereon without consideration of any reinvestment thereof, be sufficient, in the written opinion of a firm of nationally recognized independent public accountants delivered to the Trustee, together with any funds deposited pursuant to clause
                  (i) above, to pay and discharge the entire indebtedness on all such Securities for principal (and premium, if any) and interest, on the days on which such principal (and premium, if any) or interest, as the case may be, is due and payable in accordance with the terms of this Indenture and such Securities, to the date of maturity or date of redemption thereof as contemplated by the penultimate paragraph of this
                  Section 403, as the case may be; or

                  (B) the applicable Issuer or the Guarantor has properly fulfilled such other means of satisfaction and discharge as is specified, as contemplated by Section 301, to be applicable to the Securities of such series;

         (2) the applicable Issuer or the Guarantor has paid or caused to be paid all other sums payable with respect to the Securities of such series at the time Outstanding;

         (3) such deposit will not result in a breach or violation of, or constitute a default under, this Indenture or any other agreement or instrument to which the applicable Issuer or the Guarantor is a party or by which it is bound;

         (4) no Event of Default or event which, after notice or lapse of time or both, would become an Event of Default shall have occurred and be continuing on the date of such deposit;

         (5) each of the applicable Issuer and the Guarantor has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction, discharge and defeasance of the entire indebtedness on all Securities of any such series at the time Outstanding have been complied with;

         (6) each of the applicable Issuer and the Guarantor shall have delivered to the Trustee (A) an Opinion of Counsel to the effect that Holders of the Securities of such series will not recognize income, gain or loss for Federal income tax purposes as a result of such Issuer's or Guarantor's exercise of its option under this Section 403 and will be subject to Federal income tax on the same amount and in the same manner and at the same times as would have been the case if such option had not been exercised, and, in the case of Securities being discharged, accompanied by a ruling to that effect from the Internal Revenue Service, unless, as set forth in such Opinion of Counsel, there has been a change in the applicable federal income tax law since the date of this Indenture such that a ruling from the Internal Revenue Service is no longer required and (B) an Opinion of Counsel, subject to such qualifications, exceptions, assumptions and limitations as are reasonably deemed necessary by such counsel and are reasonably satisfactory to counsel for the Trustee, to the effect that the trust resulting from the deposit referred to in paragraph (1) above does not violate the Investment Company Act of 1940; and

         (7) each of the applicable Issuer and the Guarantor shall have delivered to the Trustee an Officers' Certificate stating that the deposit referred to in paragraph (1) above was not made by such Issuer or Guarantor, as applicable, with the intent of preferring the Holders over other creditors of such Issuer or Guarantor, as applicable, or with the intent of defeating, hindering, delaying or defrauding creditors of such Issuer, Guarantor or others.

         Any deposits with the Trustee referred to in Section 403(l)(A) above shall be irrevocable. If any Securities of such series at the time outstanding are to be redeemed prior to their Stated Maturity, whether pursuant to any optional redemption provisions or in accordance with any mandatory sinking fund requirement, the applicable Issuer and the Guarantor shall make such arrangements as are satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company.

         Upon the satisfaction of the conditions set forth in this Section 403 with respect to all the Securities of any series at the time Outstanding, the terms and conditions of such series, including the terms and conditions with respect thereto set forth in this Indenture (except as to any surviving rights of conversion, transfer or exchange of Securities of such series expressly provided for herein or in the form of Security for such series and the rights, obligations and immunities of the Trustee), shall no longer be binding upon, or applicable to, the applicable Issuer and the Guarantor, provided that neither such Issuer nor the Guarantor shall be discharged from any payment obligations in respect of Securities of such series which are deemed not to be Outstanding under clause (iii) of the definition thereof if such obligations continue to be valid obligations of such Issuer or the Guarantor under applicable law. Notwithstanding the satisfaction of the conditions set forth in this Section 403 with respect to all Securities of any series at the time Outstanding, the obligations of the applicable Issuer and the Guarantor to the Trustee with respect to that series under Section 607 and the obligations of the Trustee with respect to that series under Section 402 and 1003 shall survive. If the Trustee or any Paying Agent is unable to apply in accordance with this Section 403 any deposit by reason of such deposit being deemed to be a preference or an asset of a bankruptcy estate of the applicable Issuer or the Guarantor under the Federal Bankruptcy Code in connection with a default or an Event of Default under Sections 501(5) or(6), such Issuer's and the Guarantor's obligations under this Indenture and the Securities shall be revived and reinstated as though no deposit had occurred pursuant to Section 403 until such time, if any, as the Trustee or such Paying Agent is permitted to apply such deposit in accordance with this Section 403; provided, however, that if such Issuer or the Guarantor has made any payment of interest on or principal of any of the Securities because of the reinstatement of its obligations, such Issuer or the Guarantor shall be subrogated to the Securityholders to receive such payment from any deposit held by the Trustee or such Paying Agent.

                                    ARTICLE V

                                    Remedies

         Section 501. Events of Default. "Event of Default", wherever used herein, means with respect to any series of Securities any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body), unless such event is either inapplicable to a particular series or it is specifically deleted or modified in the supplemental indenture creating such series of Securities or in the form of Security for such series:

         (1) default in the payment of any interest upon any Security of that series when it becomes due and payable, and continuance of such default for a period of 30 days; or

         (2) default in the payment of the principal of (or premium, if any, on) any Security of that series at its Maturity; or

         (3) default in the payment of any sinking or purchase fund or analogous obligation when the same becomes due by the terms of the Securities of such series; or

         (4) default in the performance, or breach, of any covenant or warranty of the applicable Issuer or the Guarantor in this Indenture in respect of the Securities of such series (other than a covenant or warranty in respect of the Securities of such series a default in the performance of which or the breach of which is elsewhere in this Section specifically dealt with), all of such covenants and warranties in the Indenture which are not expressly stated to be for the benefit of a particular series of Securities being deemed in respect of the Securities of all series for this purpose, and continuance of such default or breach for a period of 90 days after there has been given, by registered or certified mail, to such Issuer or the Guarantor by the Trustee or to the Company and the Trustee by the Holders of at least 25% in principal amount of the Outstanding Securities of such series, a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or

         (5) the entry of an order for relief against the applicable Issuer or the Guarantor under the Federal Bankruptcy Code by a court having jurisdiction in the premises or a decree or order by a court having jurisdiction in the premises adjudging such Issuer or the Guarantor a bankrupt or insolvent under any other applicable Federal or State law, or the equivalent legislation in the jurisdiction of incorporation or formation of such Issuer if not the United States or the entry of a decree or order approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of such Issuer or the Guarantor under the Federal Bankruptcy Code or any other applicable Federal or State law, or the equivalent legislation in the jurisdiction of incorporation or formation of such Issuer if not the United States or appointing a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of such Issuer or the Guarantor or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order unstayed and in effect for a period of 60 consecutive days, or

         (6) the consent by the applicable Issuer or the Guarantor to the institution of bankruptcy or insolvency proceedings against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under the Federal Bankruptcy Code or any other applicable Federal or State law or the equivalent legislation in the jurisdiction of incorporation for formation of such Issuer if not then United States, or the consent by it to the filing of any such petition or to the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of such Issuer or the Guarantor or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by such Issuer or the Guarantor in furtherance of any such action; or

         (7) any other Event of Default provided in the supplemental indenture under which such series of Securities is issued or in the form of Security for such series.

         Section 502. Acceleration of Maturity; Rescission and Annulment. If an Event of Default described in paragraph ( 1), (2), (3), (4), or (7) (if the Event of Default under paragraph (4) or (7) is with respect to less than all series of Securities then Outstanding) of Section 501 occurs and is continuing with respect to any series, then and in each and every such case, unless the principal of all the Securities of such series shall have already become due and payable, either the Trustee or the Holders of not less than 25% in aggregate principal amount of the Securities of such series then Outstanding hereunder (each such series acting as a separate class), by notice in writing to the applicable Issuer and the Guarantor (and to the Trustee if given by Holders), may declare the principal amount (or, if the Securities of such series are Original Issue Discount Securities, such portion of the principal amount as may be specified in the terms of that series) of all the Securities of such series then Outstanding and all accrued interest thereon to be due and payable immediately, and upon any such declaration the same shall become and shall be immediately due and payable, anything in this Indenture or in the Securities of such series contained to the contrary notwithstanding. If an Event of Default described in paragraph (4) or (7) (if the Event of Default under paragraph (4) or (7) is with respect to all series of Securities then Outstanding), (5) or (6) of

Section 501 occurs and is continuing, then and in each and every such case, unless the principal of all the Securities shall have already become due and payable, either the Trustee or the Holders of not less than 25% in aggregate principal amount of all the Securities then Outstanding hereunder (treated as one class), by notice in writing to the applicable Issuer and the Guarantor (and to the Trustee if given by Holders), may declare the principal amount (or, if any Securities are Original Issue Discount Securities, such portion of the principal amount as may be specified in the terms thereof) of all the Securities then Outstanding and all accrued interest thereon to be due and payable immediately, and upon any such declaration the same shall become and shall be immediately due and payable, anything in this Indenture or in the Securities contained to the contrary notwithstanding.

         At any time after such a declaration of acceleration has been made with respect to the Securities of any series and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article provided, the Holders of a majority in principal amount of the Outstanding Securities of such series, by written notice to the applicable Issuer, the Guarantor and the Trustee, may rescind and annul such declaration and its consequences if

         (1 ) the applicable Issuer or the Guarantor has paid or deposited with the Trustee a sum sufficient to pay

                  (A) all overdue installments of interest on the Securities of such series,

                  (B) the principal of (and premium, if any, on) any Securities of such series which have become due otherwise than by such declaration of acceleration, and interest thereon at the rate or rates prescribed therefor by the terms of the Securities of such series, to the extent that payment of such interest is lawful,

                  (C) interest upon overdue installments of interest at the rate or rates prescribed therefor by the terms of the Securities of such series to the extent that payment of such interest is lawful, and

                  (D) all sums paid or advanced by the Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel and all other amounts due the Trustee under Section 607;

and

         (2) all Events of Default with respect to such series of Securities, other than the nonpayment of the principal of the Securities of such series which have become due solely by such acceleration, have been cured or waived as provided in Section 513.

No such rescission shall affect any subsequent default or impair any right consequent thereon.

         Section 503. Collection of Indebtedness and Suits for Enforcement by Trustee. Each of the Issuers and the Guarantor covenants that if

         (1) default is made in the payment of any installment of interest on any Security of any series when such interest becomes due and payable, or

         (2) default is made in the payment of the principal of (or premium, if any, on) any Security at the Maturity thereof, or

         (3) default is made in the payment of any sinking or purchase fund or analogous obligation when the same becomes due by the terms of the Securities of any series,

and any such default continues for any period of grace provided with respect to the Securities of such series, the applicable Issuer or the Guarantor will, upon demand of the Trustee, pay to it, for the benefit of the Holder of any such Security (or the Holders of any such series in the case of Clause (3) above), the whole amount then due and payable on any such Security (or on the Securities of any such series in the case of Clause (3) above) for principal (and premium, if any) and interest, with interest, to the extent that payment of such interest shall be legally enforceable, upon the overdue principal (and premium, if any) and upon overdue installments of interest, at such rate or rates as may be prescribed therefor by the terms of any such Security (or of Securities of any such series in the case of Clause (3) above); and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel and all other amounts due the Trustee under Section 607.

         If the applicable Issuer or the Guarantor fails to pay such amounts forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid, and may prosecute such proceeding to judgment or final decree, and may enforce the same against such Issuer or the Guarantor or any other obligor upon the Securities of such series and collect the money adjudged or decreed to be payable in the manner provided by law out of the property of such Issuer or the Guarantor or any other obligor upon such Securities, wherever situated.

         If an Event of Default with respect to any series of Securities occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders of Securities of such series by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

         Section 504. Trustee May File Proofs of Claim. In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to any applicable Issuer or the Guarantor or any other obligor upon the Securities or the property of the applicable Issuer or the Guarantor or of such other obligor or their creditors, the Trustee (irrespective of whether the principal of the Securities shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on such Issuer or the Guarantor for the payment of overdue principal or interest) shall be entitled and empowered, by intervention in such proceedings or otherwise,

         (i) to file and prove a claim for the whole amount of principal (and premium, if any) and interest owing and unpaid in respect of the Securities and to file such other papers or documents as may be necessary and advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel and all other amounts due the Trustee under Section 607 (such compensation, expenses, disbursements and advances of the Trustee intending to constitute expenses of administration under the Federal Bankruptcy Code or the equivalent legislation in the jurisdiction of incorporation or formation of such Issuer, if not the United States)) and of the Securityholders allowed in such judicial proceeding, and

         (ii) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same;

and any receiver, assignee, trustee, liquidator, sequestrator (or other similar official) in any such judicial proceeding is hereby authorized by each Securityholder to make such payment to the Trustee and in the event that the Trustee shall consent to the making of such payments directly to the Securityholders, to pay to the Trustee any amount due to it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under
Section 607 (such compensation, expenses, disbursements and advances of the Trustee intending to constitute expenses of administration under the Federal Bankruptcy Code or the equivalent legislation in the jurisdiction of incorporation or formation of such Issuer, if not the United States).

         Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Securityholder any plan or reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Securityholder in any such proceeding.

         Section 505. Trustee May Enforce Claims Without Possession of Securities. All rights of action and claims under this Indenture or the Securities of any series may be prosecuted and enforced by the Trustee without the possession of any of the Securities of such series or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agent and counsel, be for the ratable benefit of the Holders of the Securities of the series in respect of which such judgment has been recovered.

         Section 506. Application of Money Collected. Any money collected by the Trustee with respect to a series of Securities pursuant to this Article shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal (or premium, if any) or interest, upon presentation of the Securities of such series and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

         FIRST: To the payment of all amounts due the Trustee under Section 607.

         SECOND: To the payment of the amounts then due and unpaid upon the Securities of that series for principal (and premium, if any) and interest, in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities for principal (and premium, if any) and interest, respectively.

         THIRD: To the applicable Issuer.

         Section 507. Limitation on Suits. No Holder of any Security of any series shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless

         (1) such Holder has previously given written notice to the Trustee of a continuing Event of Default with respect to Securities of such series;

         (2) the Holders of not less than 25% in principal amount of the Outstanding Securities of such series shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

         (3) such Holder or Holders have offered to the Trustee indemnity reasonably satisfactory to the Trustee against the costs, expenses and liabilities to be incurred in compliance with such request;

         (4) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

         (5) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in principal amount of the Outstanding Securities of such series;

it being understood and intended that no one or more Holders of Securities of such series shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Holders of Securities of such series, or to obtain or to seek to obtain priority or preference over any other such Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and proportionate benefit of all the Holders of all Securities of such series.

         Section 508. Unconditional Right of Securityholders to Receive Principal, Premium and Interest. Notwithstanding any other provisions in this Indenture, the Holder of any Security shall have the right, which is absolute and unconditional, to receive payment of the principal of (and premium, if any) and (subject to Section 307) interest on such Security on the respective Stated Maturities expressed in such Security (or, in the case of redemption or repayment, on the Redemption Date or Repayment Date, as the case may be) and to institute suit for the enforcement of any such payment, and such right shall not be impaired without the consent of such Holder.

         Section 509. Restoration of Rights and Remedies. If the Trustee or any Securityholder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, then and in every such case the applicable Issuer, the Guarantor, the Trustee and the Securityholders shall, subject to any determination in such proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Trustee and the Securityholders shall continue as though no such proceeding had been instituted.

         Section 510. Rights and Remedies Cumulative. No right or remedy herein conferred upon or reserved to the Trustee or to the Securityholders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

         Section 511. Delay or Omission Not Waiver. No delay or omission of the Trustee or of any Holder of any Security to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Securityholders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Securityholders, as the case may be.

         Section 512. Control by Securityholders. The Holders of a majority in principal amount of the Outstanding Securities of any series shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee with respect to the Securities of such series, provided that

         (1) the Trustee shall have the right to decline to follow any such direction if the Trustee, being advised by counsel, determines that the action so directed may not lawfully be taken or would conflict with this Indenture or if the Trustee in good faith shall, by a Responsible Officer, determine that the proceedings so directed would involve it in personal liability or be unjustly prejudicial to the Holders not taking part in such direction, and

         (2) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction.

         Section 513. Waiver of Past Defaults. The Holders of not less than a majority in principal amount of the Outstanding Securities of any series may on behalf of the Holders of all the Securities of such series waive any past default hereunder with respect to such series and its consequences, except a default not theretofore cured

         (1) in the payment of the principal of (or premium, if any) or interest on any Security of such series, or in the payment of any sinking or purchase fund or analogous obligation with respect to the Securities of such series, or

         (2) in respect of a covenant or provision hereof which under Article Nine cannot be modified or amended without the consent of the Holder of each Outstanding Security of such series.

         Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

         Section 514. Undertaking for Costs. All parties to this Indenture agree, and each Holder of any Security by his acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant, but the provisions of this Section shall not apply to any suit instituted by the Trustee, to any suit instituted by any Securityholder, or group of Securityholders, holding in the aggregate more than 10% in principal amount of the Outstanding Securities of any series to which the suit relates, or to any suit instituted by any Securityholder for the enforcement of the payment of the principal of (or premium, if any) or interest on any Security on or after the respective Stated Maturities expressed in such Security (or, in the case of redemption or repayment, on or after the Redemption Date or Repayment Date).

         Section 515. Waiver of Stay or Extension Laws. Each of the Issuers and the Guarantor covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and each of the Issuers and the Guarantor (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

                                   ARTICLE VI

                                   The Trustee

         Section 601. Certain Duties and Responsibilities. (a) Except during the continuance of an Event of Default with respect to any series of Securities,

         (1) the Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture with respect to the Securities of such series, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

         (2) in the absence of bad faith on its part, the Trustee may, with respect to Securities of such series, conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture.

         (b) In case an Event of Default with respect to any series of Securities has occurred and is continuing, the Trustee shall exercise with respect to the Securities of such series such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

         (c) No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that

         (1) this Subsection shall not be construed to limit the effect of Subsection (a) of this Section;

         (2) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

         (3) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of a majority in principal amount of the Outstanding Securities of any series relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture with respect to the Securities of such series; and

         (4) no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

         (d) whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

         Section 602. Notice of Defaults. Within 90 days after the occurrence of any default hereunder with respect to Securities of any series, the Trustee shall transmit by mail to all Securityholders of such series, as their names and addresses appear in the Security Register, notice of such default hereunder known to the Trustee, unless such default shall have been cured or waived: provided, however, that, except in the case of a default in the payment of the principal of (or premium, if any) or interest on any Security of such series or in the payment of any sinking or purchase fund installment or analogous obligation with respect to Securities of such series, the Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee or a trust committee of directors and/or Responsible Officers of the Trustee in good faith determine that the withholding of such notice is in the interests of the Securityholders of such series; and provided further, that in the case of any default of the character specified in Section 501(4) with respect to Securities of such series no such notice to Securityholders of such series shall be given until at least 90 days after the occurrence thereof. For the purpose of this Section, the term "default", with respect to Securities of any series, means any event which is, or after notice or lapse of time or both would become, an Event of Default with respect to Securities of such series.

         Section 603. Certain Rights of Trustee. Except as otherwise provided in Section 601:

         (a) the Trustee may rely and shall be fully protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

         (b) any request or direction of any Issuer or the Guarantor mentioned herein shall be sufficiently evidenced by a Company Request or Company Order and any resolution of the Board of Directors may be sufficiently evidenced by a Board Resolution;

         (c) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officers' Certificate;

         (d) the Trustee may consult with counsel of its selection and the advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

         (e) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Securityholders pursuant to this Indenture, unless such Securityholders shall have offered to the Trustee security or indemnity reasonably satisfactory to it against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

         (f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of any Issuer or the Guarantor, personally or by agent or attorney; and

         (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder.

         Section 604. Not Responsible for Recitals or Issuance of Securities. The recitals contained herein and in the Securities, except the certificates of authentication, shall be taken as the statements of the Issuers and the Guarantor, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Securities. The Trustee shall not be accountable for the use or application by the Issuers or the Guarantor of Securities or the proceeds thereof.

         Section 605. May Hold Securities. The Trustee, any Paying Agent, the Security Registrar or any other agent of the Issuers or the Guarantor, in its individual or an other capacity, may become the owner or pledgee of Securities and, subject to Sections 608 and 613, may otherwise deal with each of the Issuers and the Guarantor with the same rights it would have if it were not Trustee, Paying Agent, Security Registrar or such other agent.

         Section 606. Money Held in Trust. Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed with the applicable Issuer or the Guarantor.

         Section 607. Compensation and Reimbursement. Each of the Issuers and the Guarantor agrees

         (1) to pay to the Trustee from time to time such compensation, as the parties shall agree from time to time, for all services rendered by it hereunder, including extraordinary services such as default administration (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust):

         (2) except as otherwise expressly provided herein, to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including, the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense. disbursement or advance as may be attributable to acts or omissions of the Trustee, if any, relating to incurring such expenses, disbursements and advances that are in breach of applicable standard of care imposed upon the Trustee pursuant to this Indenture; and

         (3) to indemnify the Trustee for, and to hold it harmless against, any loss, liability or expense incurred unless such loss, liability or expense was incurred in breach of applicable standard of care imposed on the Trustee by this Indenture, arising out of or in connection with the acceptance or administration of this trust, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder.

         As security for the performance of the obligations of the applicable Issuer and the Guarantor under this Section the Trustee shall have a lien prior to the Securities upon all property and funds held or collected by the Trustee as such, except funds held in trust for the payment of principal of (and premium, if any) or interest on particular Securities.

         Section 608. Disqualification; Conflicting Interests. The Trustee for the Securities of any series issued hereunder shall be subject to the provisions of Section 310(b) of the Trust Indenture Act during the period of time provided for therein. In determining whether the Trustee has a conflicting interest as defined in Section 301(b) of the Trust Indenture Act with respect to the Securities of any series, there shall be excluded for purposes of the conflicting interest provisions of such Section 310 (b) the Securities of every other series issued under this Indenture. Nothing herein shall prevent the Trustee from filing with the Commission the application referred to in the second to last paragraph of Section 310(b) of the Trust Indenture Act.

         Section 609. Corporate Trustee Required; Eligibility. There shall at all times be a Trustee hereunder with respect to each series of Securities, which shall be a corporation organized and doing business under the laws of the United States of America or of any State, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000, and subject to supervision or examination by Federal or State authority. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee with respect to any series of Securities shall cease to be eligible in accordance with the provisions of this Section or in accordance with
Section 310(a)(5) of the Trust Indenture Act, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

         Section 610. Resignation and Removal; Appointment of Successor. (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee under Section 611.

         (b) The Trustee may resign with respect to any series of Securities at any time by giving written notice thereof to the applicable Issuer and the Guarantor. If an instrument of acceptance by a successor Trustee shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee.

         (c) The Trustee may be removed with respect to any series of Securities at any time by Act of the Holders of a majority in principal amount of the Outstanding Securities of that series, delivered to the Trustee and to the Company. If an instrument of acceptance by a successor Trustee shall not have been delivered to the Trustee within 30 days after the giving of notice of such removal, the removed Trustee may petition any court of competant jurisdiction for the appointment of a successor trustee.

         (d) If at any time:

         (1) the Trustee shall fall to comply with Section 310(b) of the Trust Indenture Act pursuant to Section 608(a) with respect to any series of Securities after written request therefor by the applicable Issuer or the Guarantor or by any Securityholder who has been a bona fide Holder of a Security of that series for at least 6 months, or

         (2) the Trustee shall cease to be eligible under Section 609 with respect to any series of Securities and shall fail to resign after written request therefor by the applicable Issuer or the Guarantor or by any such Securityholder, or

         (3) the Trustee shall become incapable of acting with respect to any series of Securities, or

         (4) the Trustee shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (i) the applicable Issuer or the Guarantor by a Board Resolution may remove the Trustee, with respect to the series, or in the case of Clause (4), with respect to all series, or (ii) subject to Section 514, any Securityholder who has been a bona fide Holder of a Security of such series for at least 6 months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee with respect to the series, or, in the case of Clause (4), with respect to all series.

         (e) If the Trustee shall resign, be removed or become incapable of acting with respect to any series of Securities, or if a vacancy shall occur in the office of the Trustee with respect to any series of Securities for any cause, the Company, by a Board Resolution, shall promptly appoint a successor Trustee for that series of Securities. If, within one year after such resignation, removal or incapacity, or the occurrence of such vacancy, a successor Trustee with respect to such series of Securities shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series delivered to the applicable Issuer and the Guarantor and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment, become the successor Trustee with respect to such series and supersede the successor Trustee appointed by such Issuer and the Guarantor with respect to such series. If no successor Trustee with respect to such series shall have been so appointed by such Issuer and the Guarantor or the Securityholders of such series and accepted appointment in the manner hereinafter provided, any Securityholder who has been a bona fide Holder of a Security of that series for at least 6 months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to such series.

         (f) The applicable Issuer shall give notice of each resignation and each removal of the Trustee with respect to any series and each appointment of a successor Trustee with respect to any series by mailing written notice of such event by first-class mail, postage prepaid, to the Holders of Securities of that series as their names and addresses appear in the Security Register. Each notice shall include the name of the successor Trustee and the address of its principal Corporate Trust Office.

         Section 611. Acceptance of Appointment by Successor. Every successor Trustee appointed hereunder shall execute, acknowledge and deliver to the Issuers, the Guarantor and to the predecessor Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the predecessor Trustee shall become effective with respect to any series as to which it is resigning or being removed as Trustee, and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the predecessor Trustee with respect to any such series, but, on request of any of the Issuers, the Guarantor or the successor Trustee, such predecessor Trustee shall, upon payment of its reasonable charges, if any, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the predecessor Trustee, and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such predecessor Trustee hereunder with respect to all or any such series, subject nevertheless to its lien, if any, provided for in Section 607. Upon request of any such successor Trustee, each of the Issuers and the Guarantor shall execute any and all instruments for more fully and certainly vesting in and confining to such successor Trustee all such rights, powers and trusts.

         In case of the appointment hereunder of a successor Trustee with respect to the Securities of one or more (but not all) series of one or more Issuers, the applicable Issuer, the Guarantor, the predecessor Trustee and each successor Trustee with respect to the Securities of any applicable series shall execute and deliver an indenture supplemental hereto which shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the predecessor Trustee with respect to the Securities of any series as to which the predecessor Trustee is not being succeeded shall continue to be vested in the predecessor Trustee, and shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such Trustees co-trustees of the same trust and that each such Trustee shall be Trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Trustee.

         No successor Trustee with respect to any series of Securities shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible with respect to that series under this Article.

         Section 612. Merger, Conversion, Consolidation or Succession to Business. Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities.

         Section 613. Preferential Collection of Claims Against Company. (a) Subject to Subsection (b) of this Section, if the Trustee shall be or shall become a creditor, directly or indirectly, secured or unsecured, of any Issuer or the Guarantor within 3 months prior to a default, as defined in Subsection
(c) of this Section, or subsequent to such a default, then, unless and until such default shall be cured, the Trustee shall set apart and hold in a special account for the benefit of the Trustee individually, the Holders of the Securities and the holders of other indenture securities (as defined in Subsection (c) of this Section):

         (1) an amount equal to any and all reductions in the amount due and owing upon any claim as such creditor in respect of principal or interest, effected after the beginning of such 3-month period and valid as against the applicable Issuer or the Guarantor and its other creditors, except any such reduction resulting from the receipt or disposition of any property described in paragraph (2) of this Subsection, or from the exercise of any right of set-off which the Trustee could have exercised if a petition in bankruptcy had been filed by or against such Issuer or the Guarantor upon the date of such default; and

         (2) all property received by the Trustee in respect of any claim as such creditor, either as security therefor, or in satisfaction or composition thereof, or otherwise, after the beginning of such 3-month period, or an amount equal to the proceeds of any such property, if disposed of, subject, however, to the rights, if any, of the applicable Issuer or the Guarantor and its other creditors in such property or such proceeds.

Nothing herein contained, however, shall affect the right of the Trustee

         (A) to retain for its own account (i) payments made on account of any such claim by any Person (other than such Issuer or the Guarantor) who is liable thereon, and (ii) the proceeds of the bona fide sale of any such claim by the Trustee to a third person, and (iii) distributions made in cash, securities or other property in respect of claims filed against such Issuer or the Guarantor in bankruptcy or receivership or in proceedings for reorganization pursuant to the Federal Bankruptcy Act or applicable State law or equivalent legislation in the jurisdiction of incorporation of such Issuer if not the United States;

         (B) to realize, for its own account, upon any property held by it as security for any such claim, if such property was so held prior to the beginning of such 3-month period;

         (C) to realize, for its own account, but only to the extent of the claim hereinafter mentioned, upon any property held by it as security for any such claim, if such claim was created after the beginning of such 3-month period and such property was received as security therefor simultaneously with the creation thereof, and if the Trustee shall sustain the burden of proving that at the time such property was so received the Trustee had no reasonable cause to believe that a default as defined in Subsection (c) of this Section would occur within 3 months; or

         (D) to receive payment on any claim referred to in paragraph (B) or
   (C), against the release of any property as security for such claim as provided in paragraph (B) or (C), as the case may be, to the extent of the fair value of such property.

         For the purposes of paragraphs (B), (C) and (D), property substituted after the beginning of such 3-month period for property held as security at the time of such substitution shall, to the extent of the fair value of the property released, have the same status as the property released, and, to the extent that any claim referred to in any of such paragraphs is created in renewal of or in substitution for or for the purpose of repaving or refunding any pre-existing claim of the Trustee as such creditor, such claim shall have the same status as such pre-existing claim.

         If the Trustee shall be required to account, the funds and property held in such special account and the proceeds thereof shall be apportioned between the Trustee, the Securityholders and the holders of other indenture securities in such manner that the Trustee, the Securityholders and the holders of other indenture securities realize, as a result of payments from such special account and payments of dividends on claims filed against the applicable Issuer or the Guarantor in bankruptcy or receivership or in proceedings for reorganization pursuant to the Federal Bankruptcy Act or applicable State law, the same percentage of their respective claims, figured before crediting to the claim of the Trustee anything on account of the receipt by it from such Issuer or the Guarantor of the funds and property in such special account and before crediting to the respective claims of the Trustee and the Securityholders and the holders of other indenture securities dividends on claims filed against such Issuer or the Guarantor in bankruptcy or receivership or in proceedings for reorganization pursuant to the Federal Bankruptcy Act or applicable State law or equivalent legislation in the jurisdiction of Incorporation of such Issuer, if not the United States, but after crediting thereon receipts on account of the indebtedness represented by their respective claims from all sources other than from such dividends and from the funds and property so held in such special account. As used in this paragraph, with respect to any claim, the term "dividends" shall include any distribution with respect to such claim, in bankruptcy or receivership or proceedings for reorganization pursuant to the Federal Bankruptcy Act or applicable State law or equivalent legislation in the jurisdiction of Incorporation of such Issuer, if not the United States, whether such distribution is made in cash, securities, or other property but shall not include any such distribution with respect to the secured portion, if any, of such claim. The court in which such bankruptcy, receivership or proceedings for reorganization is pending shall have jurisdiction (i) to apportion between the Trustee and the Securityholders and the holders of other indenture securities in accordance with the provisions of this paragraph, the funds and property held in such special account and proceeds thereof, or (ii) in lieu of such apportionment, in whole or in part, to give to the provisions of this paragraph due consideration in determining the fairness of the distributions to be made to the Trustee and the Securityholders and the holders of other indenture securities with respect to their respective claims, in which event it shall not be necessary to liquidate or to appraise the value of any securities or other property held in such special account or as security for any such claim, or to make a specific allocation of such distributions as between the secured and unsecured portions of such claims, or otherwise to apply the provisions of this paragraph as a mathematical formula.

         Any Trustee which has resigned or been removed after the beginning of such 3-month period shall be subject to the provisions of this Subsection as though such resignation or removal had not occurred. If any Trustee has resigned or been removed prior to the beginning of such 3-month period. it shall be subject to the provisions of this Subsection if and only if the following conditions exist:

                  (i) the receipt of property or reduction of claim. which would have given rise to the obligation to account, if such Trustee had continued as Trustee, occurred after the beginning of such 3-month period; and

                  (ii) such receipt of property or reduction of claim occurred within 3 months after such resignation or removal.

         (b) There shall be excluded from the operation of Subsection (a) of this Section a creditor relationship arising from

         (1) the ownership or acquisition of securities issued under any Indenture, or any security or securities having a maturity of one year or more at the time of acquisition by the Trustee;

         (2) advances authorized by a receivership or bankruptcy court of competent jurisdiction, or by this Indenture, for the purpose of preserving any property which shall at any time be subject to the lien of this Indenture or of discharging tax liens or other prior liens or encumbrances thereon, if notice of such advances and of the circumstances surrounding the making thereof is given to the Securityholders at the time and in the manner provided in this Indenture;

         (3) disbursements made in the ordinary course of business in the capacity of trustee under an indenture, transfer agent, registrar, custodian, paying agent, fiscal agent or depositary, or other similar capacity;

         (4) an indebtedness created as a result of services rendered or premises rented; or an indebtedness created as a result of goods or securities sold in a cash transaction as defined in Subsection (c) of this Section;

         (5) the ownership of stock or of other securities of a corporation organized under the provisions of Section 25(a) of the Federal Reserve Act, as amended, which is directly or indirectly a creditor of the Company; or

         (6) the acquisition, ownership, acceptance or negotiation of any drafts, bills of exchange, acceptances or obligations which fall within the classification of self-liquidating paper as defined in Subsection (c) of this Section.

         (c) For the purposes of this Section only:

         (1) The term "default" means any failure to make payment in full of the principal of or interest on any of the Securities or upon the other indenture securities when and as such principal or interest becomes due and payable.

         (2) The term "other indenture securities" means securities upon which the Company is an obligor outstanding under any other indenture (i) under which the Trustee is also trustee, (ii) which contains provisions substantially similar to the provisions of this Section and (iii) under which a default exists at the time of the apportionment of the funds and property held in such special account.

         (3) The term "cash transaction" means any transaction in which full payment for goods or securities sold is made within 7 days after delivery of the goods or securities in currency or in checks or other orders drawn upon banks or bankers and payable upon demand.

         (4) The term "self-liquidating paper" means any draft, bill of exchange, acceptance or obligation which is made, drawn, negotiated or incurred by the applicable Issuer or the Guarantor for the purpose of financing the purchase, processing, manufacturing, shipment, storage or sale of goods, wares or merchandise and which is secured by documents evidencing title to, possession of, or a lien upon, the goods, wares or merchandise or the receivables or proceeds arising from the sale of the goods, wares or merchandise previously constituting the security, provided the security is received by the Trustee simultaneously with the creation of the creditor relationship with such Issuer or the Guarantor arising from the making, drawing, negotiating or incurring of the draft, bill of exchange, acceptance or obligation.

         (5) The terms "Issuer" and "Guarantor" mean any obligor upon the Securities.

         Section 614. Appointment of Authenticating Agent. At any time when any of the Securities remain Outstanding the Trustee, with the approval of the each of the applicable Issuers and the Guarantor, may appoint an Authenticating Agent or Agents with respect to one or more series of Securities which shall be authorized to act on behalf of the Trustee to authenticate Securities of such series issued upon exchange, registration of transfer or partial redemption thereof or pursuant to Section 306, and Securities so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. Wherever reference is made in this Indenture to the authentication and delivery of Securities by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent shall at all times be a corporation organized and doing business under the laws of the United States of America, any State thereof or the District of Columbia, authorized under such laws to act as an Authenticating Agent, having a combined capital and surplus of not less than $50,000,000 and, if other than any of the Issuers or the Guarantor, subject to supervision or examination by Federal or

State authority. If such Authenticating Agent publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Authenticating Agent shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section.

         Any corporation into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which such Authenticating Agent shall be a party, or any corporation succeeding to the corporate agency or corporate trust business of an Authenticating Agent, shall continue to be an Authenticating Agent, provided such corporation shall be otherwise eligible under this Section, without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

         An Authenticating Agent may resign at any time by giving written notice thereof to the Trustee and, if other than the applicable Issuer or the Guarantor, to the applicable Issuer and the Guarantor. The Trustee may at any time terminate the agency of an Authenticating Agent by giving written notice thereof to such Authenticating Agent and, if other than the applicable Issuer or the Guarantor, to the applicable Issuer and the Guarantor. Upon receiving such a notice of resignation or upon such a termination, or in case at any time such Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, the Trustee, with the approval of the applicable Issuer and the Guarantor, may appoint a successor Authenticating Agent which shall be acceptable to such Issuer and the Guarantor and shall mail written notice of such appointment by first-class mail, postage prepaid, to all Holders of Securities of the series with respect to which such Authenticating Agent will serve, as their names and addresses appear in the Security Register. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section.

         The Trustee agrees to pay to each Authenticating Agent (other than an Authenticating Agent appointed at the request of any of the Issuers or the Guarantor from time to time and acceptable to the Trustee) reasonable compensation for its services under this Section, and the Trustee shall be entitled to be reimbursed for such payments, subject to the provisions of
Section 607.

         If an appointment with respect to one or more series is made pursuant to this Section, the Securities of such series may have endorsed thereon, in addition to the Trustee's certificate of authentication, an alternate certificate of authentication in the following form:

         This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.


                                    --------------------------------------------
                                         as Trustee

                                    By:
                                         ---------------------------------------
                                         As Authenticating Agent

                                    By:
                                         ---------------------------------------
                                         Authorized Signatory

                                   ARTICLE VII

                      Securityholders' Lists and Reports by
                     Trustee, the Issuers and the Guarantor

                  Section 701. The Issuers and the Guarantor To Furnish Trustee Names and Addresses of Securityholders. Each of the Issuers and the Guarantor will furnish or cause to be furnished to the Trustee

                  (a) semiannually, not more than 15 days after each Regular Record Date, in each year in such form as the Trustee may reasonably require, a list of the names and addresses of the Holders of Securities of such series as of such date, and

                  (b) at such other times as the Trustee may request in writing, within 30 days after the receipt by the applicable Issuer or the Guarantor of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished, excluding from any such list names and addresses received by the Trustee in its capacity as Security Registrar.

                  Section 702. Preservation of Information; Communications to Securityholders. (a) The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders of Securities contained in the most recent list furnished to the Trustee as provided in
Section 701 and the names and addresses of Holders of Securities received by the Trustee in its capacity as Security Registrar. The Trustee may destroy any list furnished to it as provided in Section 701 upon receipt of a new list so furnished.

                  (b) If three or more Holders of Securities of any series (hereinafter referred to as "applicants") apply in writing to the Trustee, and furnish to the Trustee reasonable proof that each such applicant has owned a Security of such series for a period of at least 6 months preceding the date of such application, and such application states that the applicants desire to communicate with other Holders of Securities of such series or with the Holders of all Securities with respect to their rights under this Indenture or under such Securities and is accompanied by a copy of the form of proxy or other communication which such applicants propose to transmit, then the Trustee shall, within five Business Days after the receipt of such application, at its election, either

                  (i) afford such applicants access to the information preserved at the time by the Trustee in accordance with Section 702(a), or

                  (ii) inform such applicants as to the approximate number of Holders of Securities of such series or all Securities, as the case may be, whose names and addresses appear in the information preserved at the time by the Trustee in accordance with Section 702(a), and as to the approximate cost of mailing to such Securityholders the form of proxy or other communication, if any, specified in such application.

                  If the Trustee shall elect not to afford such applicants access to such information, the Trustee shall, upon the written request of such applicants, mail to each Holder of a Security of such series or to all Securityholders, as the case may be, whose names and addresses appear in the information preserved at the time by the Trustee in accordance with Section 702(a), a copy of the form of proxy or other communication which is specified in such request, with reasonable promptness after a tender to the Trustee of the material to be mailed and of payment, or provision for the payment, of the reasonable expenses of mailing, unless, within five days after such tender, the Trustee shall mail to such applicants and file with the Commission, together with a copy of the material to be mailed, a written statement to the effect that, in the opinion of the Trustee, such mailing would be contrary to the best interests of the Holders of Securities of such series or all

Securityholders, as the case may be, or would be in violation of applicable law. Such written statement shall specify the basis of such opinion. If the Commission, after opportunity for a hearing upon the objections specified in the written statement so filed, shall enter an order refusing to sustain any of such objections or if, after the entry of an order sustaining one or more of such objections, the Commission shall find, after notice and opportunity for hearing, that all the objections so sustained have been met and shall enter an order so declaring, the Trustee shall mail copies of such material to all Securityholders of such series or all Securityholders, as the case may be, with reasonable promptness after the entry of such order and the renewal of such tender; otherwise the Trustee shall be relieved of any obligation or duty to such applicants respecting their application.

                  (c) Every Holder of Securities, by receiving and holding the same, agrees with the each of the Issuers, the Guarantor and the Trustee that neither the Company nor the Trustee shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Holders of Securities in accordance with Section 702(b), regardless of the source from which such information was derived, and that the Trustee shall not be held accountable by reason of mailing any material pursuant to a request made under
Section 702(b).

                  Section 703. Reports by Trustee. (a) The term "reporting date" as used in this Section means March 15 of each year. Within 60 days after the reporting date in each year, beginning in 2000, the Trustee shall transmit by mail to all Securityholders, as their names and addresses appear in the Security Register, a brief report dated as of such reporting date with respect to any of the following events which may have occurred during the 12 months preceding the date of such report (but if no such event has occurred within such period no report need be transmitted):

                  (1) any change to its eligibility under Section 609 and its qualifications under Section 608;

                  (2) the creation of or any material change to a relationship specified in Section 310(b)(1) through Section 310(b)(10) of the Trust Indenture Act;

                  (3) the character and amount of any advances (and if the Trustee elects so to state, the circumstances surrounding the making thereof) made by the Trustee (as such) which remain unpaid on the date of such report, and for the reimbursement of which it claims or may claim a lien or charge, prior to that of Securities of any series, on any property or funds held or collected by it as Trustee, except that the Trustee shall not be required (but may elect) to report such advances if such advances so remaining unpaid aggregate not more than 1/2 of 1% of the principal amount of the Securities of such series outstanding on the date of such report;

                  (4) any change to the amount, interest rate and maturity date of all other indebtedness owing by the Company (or by any other obligor on the Securities) to the Trustee in its individual capacity, on the date of such report, with a brief description of any property held as collateral security therefor, except an indebtedness based upon a creditor relationship arising in an manner described in Section 613(b)(2), (3), (4) or (6);

                  (5) any change to the property and funds, if any, physically in the possession of the Trustee as such on the date of such report;

                  (6) any additional issue of Securities which the Trustee has not previously reported;

         and

                  (7) any action taken by the Trustee in the performance of its duties hereunder which it has not previously reported and which in its opinion materially affects the Securities, except action in respect of a default, notice of which has been or is to be withheld by the Trustee in accordance with Section 602.

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                                                                              43

                  (b) The Trustee shall transmit by mail to all Securityholders, as their names and addresses appear in the Security Register, a brief report with respect to the character and amount of any advances (and if the Trustee elects so to state, the circumstances surrounding the making thereof) made by the Trustee (as such) since the date of the last report transmitted pursuant to Subsection (a) of this Section (or if no such report has yet been so transmitted, since the date of execution of this instrument) for the reimbursement of which it claims or may claim a lien or charge, prior to that of the Securities of any series, on property or funds held or collected by it as Trustee, and which it has not previously reported pursuant to this Subsection, except that the Trustee shall not be required (but may elect) to report such advances if such advances remaining unpaid at any time aggregate 10% or less of the principal amount of the Securities Outstanding of such series at such time, such report to be transmitted within 90 days after such time.

                  (c) A copy of each such report shall, at the time of such transmission to Securityholders, be filed by the Trustee with each stock exchange upon which the Securities are listed, and also with the Commission. The applicable Issuer will notify the Trustee when the Securities are listed on any stock exchange.

                  Section 704. Reports by the Issuers and the Guarantor. Each of the Issuers and the Guarantor will

                  (1) file with the Trustee, within 15 days after such Issuer and the Guarantor is required to file the same with the Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) which such Issuer and the Guarantor may be required to file with the Commission pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934; or, if such Issuer and the Guarantor is not required to file information, documents or reports pursuant to either of said Sections, then it will file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such of the supplementary and periodic information, documents and reports which may be required pursuant to
         Section 13 of the Securities Exchange Act of 1934 in respect of a security listed and registered on a national securities exchange as may be prescribed from time to time in such rules and regulations;

                  (2) file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such additional Information, documents and reports with respect to compliance by such Issuer and the Guarantor with the conditions and covenants of this Indenture as may be required from time to time by such rules and regulations; and

                  (3) transmit by mail to all Securityholders, as their names and addresses appear in the Security Register, within 30 days after the filing thereof with the Trustee, such summaries of any information, documents and reports required to be filed by such Issuer and the Guarantor pursuant to paragraphs (1) and (2) of this Section as may be required by rules and regulations prescribed from time to time by the Commission.

                                  ARTICLE VIII

                  Consolidation, Merger, Conveyance or Transfer

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                                                                              44

                  Section 801. Company May Consolidate, etc. only on Certain Terms. The Company shall not consolidate with or merge into any other corporation or convey or transfer its properties and assets substantially as an entirety to any Person, unless:

                  (1) the corporation formed by such consolidation or into which the Company is merged or the Person which acquires by conveyance or transfer the properties and assets of the Company substantially as an entirety shall be a corporation organized and existing under the laws of the United States of America or any State or the District of Columbia, and shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form satisfactory to the Trustee, the due and punctual payment of the principal of (and premium, if any) and interest on all the Securities and the performance of every covenant of this Indenture on the part of the Company to be performed or observed;

                  (2) immediately after giving effect to such transaction, no Event of Default, and no event which, after notice or lapse of time, or both, would become an Event of Default, shall have happened and be continuing; and

                  (3) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel each stating that such consolidation, merger, conveyance or transfer and such supplemental indenture comply with this Article and that all conditions precedent herein provided for relating to such transaction have been complied with.

                  Section 802. Subsidiary Issuers May Consolidate, etc. only on Certain Terms. Each of the Subsidiary Issuers shall not consolidate or amalgamate with or merge into any other corporation or convey or transfer its properties and assets substantially as an entirety to any Person, unless:

                  (1) the corporation formed by such consolidation or amalgamation or into which such Subsidiary Issuer is merged or the Person which acquires by conveyance or transfer the properties and assets of such Subsidiary Issuer substantially as an entirety shall be a corporation organized and existing under the laws of the United States of America or any State or the District of Columbia or of Canada or any province or territory thereof, and shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form satisfactory to the Trustee, the due and punctual payment of the principal of (and premium, if any) and interest on all the Securities and the performance of every covenant of this Indenture on the part of such Subsidiary Issuer to be performed or observed;

                  (2) immediately after giving effect to such transaction, no Event of Default, and no event which, after notice or lapse of time, or both, would become an Event of Default, shall have happened and be continuing; and

                  (3) such Subsidiary Issuer has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel each stating that such consolidation, amalgamation, merger, conveyance or transfer and such supplemental indenture comply with this Article and that all conditions precedent herein provided for relating to such transaction have been complied with.

                  Section 803. Successor Corporation Substituted. Upon any consolidation, amalgamation or merger, or any conveyance or transfer of the properties and assets of an Issuer or the Guarantor substantially as an entirety in accordance with Section 801 or Section 802, the successor corporation formed by such consolidation or amalgamation or into which such Issuer or the Guarantor is merged or to which such conveyance or transfer is made shall succeed to, and be substituted for, and may exercise every right and power of, such Issuer or the Guarantor under this Indenture with the same effect as if such successor corporation had been named as such Issuer or the

Guarantor herein. In the event of any such conveyance or transfer, such Issuer or the Guarantor as the predecessor corporation may be dissolved, wound up or liquidated at any time thereafter.

                                   ARTICLE IX

                             Supplemental Indentures

                  Section 901. Supplemental Indentures Without Consent of Securityholders. Without the consent of the Holders of any Securities, any Issuer and the Guarantor, when authorized by a Board Resolution, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

                  (1) to evidence the succession of another corporation to such Issuer or the Guarantor, and the assumption by any such successor of the covenants of such Issuer or the Guarantor herein and in the Securities contained; or

                  (2) to add to the covenants of such Issuer or the Guarantor, or to surrender any right or power herein conferred upon such Issuer or the Guarantor, for the benefit of the Holders of the Securities of any or all series (and if such covenants or the surrender of such right or power are to be for the benefit of less than all series of Securities, stating that such covenants are expressly being included or such surrenders are expressly being made solely for the benefit of one or more specified series); or

                  (3) to cure any ambiguity, to correct or supplement any provision herein which may be inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Indenture; or

                  (4) to add to this Indenture such provisions as may be expressly permitted by the TIA, excluding, however, the provisions referred to in Section 316(a)(2) of the TIA as in effect at the date as of which this instrument was executed or any corresponding provision similar federal statute hereafter enacted; or

                  (5) to establish any form of Security, as provided in Article Two, and to provide for the issuance of any series of Securities as provided in Article Three and to set forth the terms thereof, and/or to add to the rights of the Holders of the Securities of any series; or

                  (6) to evidence and provide for the acceptance of appointment by another corporation as a successor Trustee hereunder with respect to one or more series of Securities and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, pursuant to Section 611; or

                  (7) to add any additional Events of Default in respect of the Securities of any or all series (and if such additional Events of Default are to be in respect of less than all series of Securities, stating that such Events of Default are expressly being included solely for the benefit of one or more specified series); or

                  (8) to provide for the issuance of Securities in coupon as well as fully registered form.

                  No supplemental indenture for the purposes identified in Clauses (2), (3), (5) or (7) above may be entered into if to do so would adversely affect the interest of the Holders of Securities of any series.

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                                                                              46

                  Section 902. Supplemental Indentures with Consent of Securityholders. With the consent of the Holders of not less than a majority in principal amount of the Outstanding Securities of each series affected by such supplemental indenture or indentures, by Act of said Holders delivered to the applicable Issuer, the Guarantor and the Trustee, the applicable Issuer and the Guarantor, when authorized by a Board Resolution, and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders of the Securities of each such series under this Indenture; provided, however, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Security affected thereby,

                  (1) change the Maturity of the principal of, or the Stated Maturity of any premium on, or any installment of interest on, any Security, or reduce the principal amount thereof or the interest or any premium thereon, or change the method of computing the amount of principal thereof or interest thereon on any date or change any Place of Payment where, or the coin or currency in which, any Security or any premium or interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Maturity or the Stated Maturity, as the case may be, thereof (or, in the case of redemption or repayment, on or after the Redemption Date or the Repayment Date, as the case may be); or

                  (2) reduce the percentage in principal amount of the Outstanding Securities of any series, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences, provided for in this Indenture; or

                  (3) modify any of the provisions of this Section, Section 513 or Section 1008, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Security affected thereby.

                  A supplemental indenture which changes or eliminates any covenant or other provision of this Indenture which has expressly been included solely for the benefit of one or more particular series of Securities, or which modifies the rights of the Holders of Securities of such series with respect to such covenant or other provision, shall be deemed not to affect the rights under this Indenture of the Holders of Securities of any other series.

                  It shall not be necessary for any Act of Securityholders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

                  Section 903. Execution of Supplemental Indentures. In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and (subject to Section 601) shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but shall not (except to the extent required in the case of a supplemental indenture entered into under
Section 901(4) or 901(6) in which case such supplemental indenture shall not adversely affect the Trustee's own rights, duties or immunities without the consent of the Trustee) be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

                  Section 904. Effect of Supplemental Indentures. Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith,

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                                                                              47

and such supplemental indenture shall form a part of this Indenture for all purposes, and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby to the extent provided therein.

                  Section 905. Conformity with Trust Indenture Act. Every supplemental indenture executed pursuant to this Article shall conform to the requirements of the TIA as then in effect.

                  Section 906. Reference in Securities to Supplemental Indentures. Securities authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the applicable Issuer and the Guarantor shall so determine, new Securities so modified as to conform, in the opinion of the Trustee and the Board of Directors, to any such supplemental indenture may be prepared and executed by such Issuer and the Guarantor and authenticated and delivered by the Trustee in exchange for Outstanding Securities.

                                    ARTICLE X

                                    Covenants

                  Section 1001. Payment of Principal, Premium and Interest. With respect to each series of Securities, each of the Issuers will duly and punctually pay the principal of (and premium, if any) and interest on such Securities in accordance with their terms and this Indenture, and will duly comply with all the other terms, agreements and conditions contained in, or made in the Indenture for the benefit of, the Securities of such series.

                  Section 1002. Maintenance of Office or Agency. Each of the Issuers will maintain an office or agency in each Place of Payment where Securities may be presented or surrendered for payment, where Securities may be surrendered for transfer or exchange and where notices and demands to or upon such Issuer in respect of the Securities and this Indenture may be served. Each applicable Issuer will give prompt written notice to the Trustee of the location, and of any change in the location, of such office or agency. If at any time any Issuer shall fail to maintain such office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the principal Corporate Trust Office of the Trustee, and each of the Issuers hereby appoints the Trustee its agent to receive all such presentations, surrenders, notices and demands.

                  The Guarantor will maintain an office or agency in each Place of Payment where Securities to which the Guarantees apply where such Securities may be presented or surrendered for payment pursuant to the Guarantees and where notice and demands to or upon the Guarantor in respect of the Guarantees and this Indenture may be served. The Guarantor will give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time the Guarantor shall fail to maintain any such office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders and demands may be made or served at the Principal Corporate Trust Office of the Trustee, and the Guarantor hereby appoints the Trustee as its agent to receive all such presentations, surrenders and demands.

                  Section 1003. Money for Security Payments to be Held in Trust. If any of the Issuers or the Guarantor shall at any time act as its own Paying Agent for any series of Securities, it will, on or before each due date of the principal of (and premium, if any) or interest on, any of the Securities of such series, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal (and premium, if any) or interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided, and will promptly notify the Trustee of its action or failure to act.

                  Whenever the Issuers or the Guarantor shall have one or more Paying Agents for any series of Securities, it will, on or prior to each due date of the principal of (and premium, if any) or interest on, any Securities of such series, deposit with a Paying Agent a sum sufficient to pay the principal (and premium, if any) or interest so becoming due, such sum to be held in trust for the benefit of the Persons entitled to such principal (and premium, if any) or interest, and (unless such Paying Agent is the Trustee) the applicable Issuer will promptly notify the Trustee of its action or failure so to act.

                  The applicable Issuer will cause each Paying Agent other than the Trustee for any series of Securities to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will

                  (1) hold all sums held by it for the payment of principal of (and premium, if any) or interest on Securities of such series in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided;

                  (2) give the Trustee notice of any default by the applicable Issuer (or any other obligor upon the Securities of such series) in the making of any such payment of principal (and premium, if any) or interest on the Securities of such series; and

                  (3) at any time during the continuance of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent.

                  Any of the Issuers may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture with respect to any series of Securities or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by any of the Issuers or such Paying Agent in respect of each and every series of Securities as to which it seeks to discharge this Indenture or, if for any other purpose, all sums so held in trust by any of the Issuers in respect of all Securities, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by any of the Issuers or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

                  Any money deposited with the Trustee or any Paying Agent, or then held by the any of the Issuers or the Guarantor, in trust for the payment of the principal of (and premium, if any) or interest on any Security of any series and remaining unclaimed for two years after such principal (and premium, if any) or interest has become due and payable shall be paid to such Issuer or the Guarantor on Company Request, or (if then held by such Issuer or the Guarantor) shall be discharged from such trust; and the Holder of such Security shall thereafter, as an unsecured general creditor, look only to such Issuer or the Guarantor for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of such Issuer or the Guarantor as trustee thereof, shall thereupon cease. The Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the applicable Issuer or the Guarantor mail to the Holders of the Securities as to which the money to be repaid was held in trust, as their names and addresses appear in the Security Register, a notice that such moneys remain unclaimed and that, after a date specified in the notice, which shall not be less than 30 days from the date on which the notice was first mailed to the Holders of the Securities as to which the money to be repaid was held in trust, any unclaimed balance of such moneys then remaining will be paid to such Issuer or the Guarantor free of the trust formerly impressed upon it.

                  Each of the Issuers and the Guarantor initially authorizes the Trustee to act as Paying Agent for the Securities on its behalf. Any Issuer or the Guarantor may at any time and from time to time authorize one or more Persons to act as Paying Agent in addition to or in place of the Trustee with respect to any series of Securities issued under this Indenture.

                  Section 1004. Statement as to Compliance. The Company will deliver to the Trustee, within 120 days after the end of each fiscal year, a written statement signed by the principal executive officer, principal financial officer or principal accounting officer of the Company, stating that

                  (1) a review of the activities of the Company and the Subsidiary Issuers during such year and of each of the Company's and the Subsidiary Issuers' performance under this Indenture and under the terms of the Securities has been made under his supervision; and

                  (2) to the best of his knowledge, based on such review, each of the Company and the Subsidiary Issuers has complied with all conditions and covenants under this Indenture through such year, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to him and the nature and status thereof.

                  Section 1005. Corporate Existence. Subject to Article Eight each of the Issuers and the Guarantors will do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence.

                  Section 1006. Limitation on Liens and Sale Leaseback Transactions. (a) So long as any of the Securities of any of the Issuers shall be Outstanding, the Company will not, nor will it permit any Subsidiary to, create, assume, incur or suffer to exist any Mortgage upon any stock or Indebtedness, whether owned on the date of this Indenture or hereafter acquired, of any Domestic Subsidiary, to secure any Debt of the Company or any other Person (other than the Securities), without in any such case making effective provision whereby all of the Securities Outstanding shall be directly secured equally and ratably with such Debt, excluding, however, from the operation of the foregoing provisions of this Subsection (a) any Mortgage upon stock or indebtedness of any corporation existing at the time such corporation becomes a Domestic Subsidiary, or existing upon stock or indebtedness of a Domestic Subsidiary at the time of acquisition of such stock or indebtedness, and any extension, renewal or replacement (or successive extensions, renewals or replacements) in whole or in part of any such Mortgage; provided, however that the principal amount of Debt secured thereby shall not exceed the principal amount of Debt so secured at the time of such extension, renewal or replacement; and provided further, that such Mortgage shall be limited to all or such part of the stock or indebtedness which secured the Mortgage so extended, renewed or replaced.

                  (b) So long as any of the Securities of any of the Issuers shall be Outstanding, the Company will not, nor will it permit any Restricted Subsidiary to, create, assume, incur or suffer to exist any Mortgage upon any Principal Property, whether owned or leased on the date of this Indenture or hereafter acquired, to secure any Debt of the Company or any other Person (other than the Securities), without in any such case making effective provision whereby all of the Securities outstanding shall be directly secured equally and ratably with such Debt, excluding, however, from the operation of the foregoing provisions of this Subsection (b):

                  (i) any Mortgage upon property owned or leased by any corporation existing at the time such corporation becomes a Restricted Subsidiary;

                  (ii) any Mortgage upon property existing at the time of acquisition thereof or to secure the payment of all or any part of the purchase price thereof or to secure any Debt incurred prior to, at the time of or within 180 days after the acquisition of such property for the purpose of financing all or any part of the purchase price thereof;

                  (iii) any Mortgage upon property to secure all or any part of the cost of exploration, drilling, development, construction, alteration, repair or improvement of all or any part of such property, or Debt incurred prior to, at the time of or within 180 days after the completion of such exploration, drilling, development, construction, alteration, repair or improvement for the purpose of financing all or any part of such cost;

                  (iv) any Mortgage securing Debt of a Restricted Subsidiary owing to the Company or to another Restricted Subsidiary;

                  (v) any Mortgage existing at the date of this Indenture; and

                  (vi) any extension, renewal or replacement (or successive extensions, renewals or replacements) in whole or in part of any Mortgage referred to in the foregoing clauses (i) to (v), inclusive; provided, however, that the principal amount of Debt secured thereby shall not exceed the principal amount of Debt so secured at the time of such extension, renewal or replacement; and provided further, that such Mortgage shall be limited to all or such part of the property which secured the Mortgage so extended, renewed or replaced (plus improvements on such property).

Notwithstanding the foregoing provisions of this Subsection (b), the Company may, and may permit any Restricted Subsidiary to create, assume, incur or suffer to exist any Mortgage upon any Principal Property which is not excepted by clauses (i) through (vi) above without equally and ratably securing the Securities, provided that the aggregate amount of all Debt then outstanding secured by such Mortgage and all similar Mortgages does not exceed 10% of the total consolidated stockholders' equity of the Company as shown on the audited consolidated balance sheet contained in the latest annual report to stockholders of the Company. For the purpose of this Subsection (b), the following types of transactions shall not be deemed to create a Mortgage to secure any Debt:

                  (i) the sale or other transfer of (A) any oil or gas or minerals in place for a period of time until, or in an amount such that, the purchaser will realize therefrom a specified amount of money (however determined) or a specified amount of such oil or gas or minerals, or (B) any other interest in property of the character commonly referred to as a "production payment"; and

                  (ii) any Mortgage in favor of the United States of America or any State thereof, or any other country, or any political subdivision of any of the foregoing, to secure partial, progress, advance or other payments pursuant to the provisions of any contract or statute, or any Mortgage upon property of the Company or a Restricted Subsidiary intended to be used primarily for the purpose of or in connection with air or water pollution control, provided that no such Mortgage shall extend to any other property of the Company or any Restricted Subsidiary.

                  (c) So long as any of the Securities of any of the Issuers shall be Outstanding, the Company will not, nor will it permit any Restricted Subsidiary to, enter into any arrangement with any Person providing for the leasing by the Company or a Restricted Subsidiary as lessee of any Principal Property (except for temporary leases for a term, including renewals, of not more than five years), which property has been or is to be sold or transferred by the Company or such Restricted Subsidiary to such Person (herein referred to as a "Sale-Leaseback Transaction"), unless (i) such Sale-Leaseback Transaction occurs within 120 days from the date of acquisition of such Principal Property or the date of the completion of construction or commencement of full operations on such Principal Property, whichever is later, or (ii) the Company, within 120 days after such Sale-Leaseback Transaction, applies or causes to be applied to the retirement of Funded Debt of the Company or any Subsidiary (other than Funded Debt of the Company which by its terms or the terms of the instrument pursuant to which it was issued is subordinate in right of payment to the Securities) an amount not less than the net proceeds of the sale of such Principal Property.

                  Notwithstanding the foregoing provisions of this paragraph
(c), the Company may, and may permit any Restricted Subsidiary to, effect any Sale-Leaseback Transaction involving any

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                                                                             51

Principal Property, provided that the net sale proceeds from such Sale-Leaseback Transaction, together with all Debt secured by Mortgages not specifically excluded pursuant to clauses (i) through (vi) of paragraph (b) of this Section 1006 from the operation of such paragraph (b), does not exceed 10% of the total consolidated stockholders' equity of the Company as shown on the audited consolidated balance sheet contained in the latest annual report to stockholders of the Company.

                  Section 1007. Limitation on Transfers of Principal Properties to Unrestricted Subsidiaries. So long as any of the Securities of any of the Issuers shall be Outstanding, the Company will not, nor will it permit any Restricted Subsidiary to, sell, transfer or otherwise dispose of any Principal Property to any Unrestricted Subsidiary other than for cash or other consideration which, in the opinion of the Board of Directors of the Company, constitutes fair value for such Principal Property.

                  Section 1008. Waiver of Certain Covenants. Any of the Issuers and the Guarantor may omit in respect of any series of Securities, in any particular instance, to comply with any covenant or condition set forth in Sections 1006 and 1007, if before or after the time for such compliance the Holders of at least a majority in principal amount of the Securities at the time Outstanding of such series shall, by Act of such Securityholders, either waive such compliance in such instance or generally waive compliance with such covenant or condition, but no such waiver shall extend to or affect such covenant or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Company and the duties of the Trustee in respect of any such covenant or condition shall remain in full force and effect.

                                   ARTICLE XI

                            Redemption of Securities

                  Section 1101. Applicability of Article. Any of the Issuers may reserve the right to redeem and pay before Stated Maturity all or any part of the Securities of any series, either by optional redemption, sinking or purchase fund or analogous obligation or otherwise, by provision therefor in the form of Security for such series established and approved pursuant to Section 202 and on such terms as are specified in such form or in the Board Resolution or indenture supplemental hereto with respect to Securities of such series as provided in
Section 301. Redemption of Securities of any series shall be made in accordance with the terms of such Securities and, to the extent that this Article does not conflict with such terms, the succeeding Sections of this Article.

                  Section 1102. Election to Redeem; Notice to Trustee. The election of an Issuer to redeem any Securities redeemable at the election of such Issuer shall be evidenced by, or made pursuant to authority granted by, a Board Resolution. In case of any redemption at the election of an Issuer of any Securities of any series, such Issuer shall, at least 60 days prior to the Redemption Date fixed by such Issuer (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee of such Redemption Date and of the principal amount of Securities of such series to be redeemed. No optional redemption (other than in whole) of any series of Securities shall be made so long as any Event of Default or any event which, after notice or lapse of time or both, shall be an Event of Default shall have occurred and be continuing with respect to such series of Securities.

                  In the case of any redemption of Securities (i) prior to the expiration of any restriction on such redemption provided in the terms of such Securities or elsewhere in this Indenture, or (ii) pursuant to an election of an Issuer which is subject to a condition specified in the terms of such Securities, such Issuer shall furnish the Trustee with an Officers' Certificate evidencing compliance with such restriction or condition.

                  Section 1103. Selection by Trustee of Securities to be Redeemed. If less than all the Securities of like tenor and terms of any series are to be redeemed, the particular Securities to be

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                                                                              52

redeemed shall be selected not more than 60 days prior to the Redemption Date pro rata, by lot or by the Trustee, from the Outstanding Securities of such series not previously called for redemption, by such method as the Trustee shall deem fair and appropriate and which may include provision for the selection for redemption of portions of the principal of Securities of such series of a denomination larger than the minimum authorized denomination for Securities of that series. Unless otherwise provided in the terms of a particular series of Securities, the portions of the principal of Securities so selected for partial redemption shall be equal to the minimum authorized denomination of the Securities of such series, or an integral multiple thereof, and the principal amount which remains outstanding shall not be less than the minimum authorized denomination for Securities of such series. If less than all the Securities of unlike tenor and terms of a series are to be redeemed, the particular Securities to be redeemed shall be selected by the applicable Issuer.

                  The Trustee shall promptly notify the applicable Issuer in writing of the Securities selected for redemption and, in the case of any Security selected for partial redemption, the principal amount thereof to be redeemed.

                  For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities shall relate, in the case of any Security redeemed or to be redeemed only in part, to the portion of the principal of such Security which has been or is to be redeemed.

                  Section 1104. Notice of Redemption. Notice of redemption shall be given by first-class mail, postage prepaid, mailed not less than 30 nor more than 60 days prior to the Redemption Date, to each holder of Securities to be redeemed, at his address appearing in the Security Register.

                  All notices of redemption shall state:

                  (1) the Redemption Date;

                  (2) the Redemption Price;

                  (3) if less than all Outstanding Securities of any series are to be redeemed, the identification (and, in the case of partial redemption, the respective principal amounts) of the Securities to be redeemed, from the Holder to whom the notice is given;

                  (4) that on the Redemption Date the Redemption Price will become due and payable upon each such Security, and that interest, if any, thereon shall cease to accrue from and after said date;

                  (5) the place where such Securities are to be surrendered for payment of the Redemption Price, which shall be the office or agency of the applicable Issuer in the Place of Payment; and

                  (6) that the redemption is on account of a sinking or purchase fund, or other analogous obligation, if that be the case.

                  Notice of redemption of Securities to be redeemed at the election of an Issuer shall be given by such Issuer or, at such Issuer's request, by the Trustee in the name and at the expense of such Issuer.

                  Section 1105. Deposit of Redemption Price. Prior to 10:00a.m. on any Redemption Date, the applicable Issuer shall deposit with the Trustee or with a Paying Agent (or, if such Issuer is acting as its own Paying Agent, segregate and hold in trust as provided in Section 1003) an amount of money in immediately available funds sufficient to pay the Redemption Price of all the Securities which are to be redeemed on that date.

                  Section 1106. Securities Payable on Redemption Date. Notice of Redemption having been given as aforesaid, the Securities so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified and from and after such date (unless the applicable Issuer shall default in the payment of the Redemption Price) such Securities shall cease to bear interest. Upon surrender of such Securities for redemption in accordance with the notice, such Securities shall be paid by the applicable Issuer at the Redemption Price. Installments of interest the Stated Maturity of which is on or prior to the Redemption Date shall be payable to the Holders of such Securities registered as such on the relevant Regular Record Dates according to their terms and the provisions of Section 307.

                  If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal shall, until paid, bear interest from the Redemption Date at the rate borne by the Security, or as otherwise provided in such Security.

                  Section 1107. Securities Redeemed in Part. Any Security which is to be redeemed only in part shall be surrendered at the office or agency of the applicable Issuer in the Place of Payment with respect to that series (with, if the applicable Issuer or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the applicable Issuer and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing) and the applicable Issuer shall execute and the Trustee shall authenticate and deliver to the Holder of such Security without service charge, a new Security or Securities of the same series and Stated Maturity and of like tenor and terms, of any authorized denomination as requested by such Holder in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Security so surrendered.

                  Section 1108. Provisions with Respect to any Sinking Funds. Unless the form or terms of any series of Securities shall provide otherwise, in lieu of making all or any part of any mandatory sinking fund payment with respect to such series of Securities in cash, the applicable Issuer may at its option (1) deliver to the Trustee for cancelation any Securities of such series theretofore acquired by such Issuer, or (2) receive credit for any Securities of such series (not previously so credited) acquired by such Issuer and theretofore delivered to the Trustee for cancelation or redeemed by such Issuer other than through the mandatory sinking fund, and if it does so then (i) Securities so delivered or credited shall be credited at the applicable sinking fund Redemption Price with respect to Securities of such series, and (ii) on or before the 60th day next preceding each sinking fund Redemption Date with respect to such series of Securities, such Issuer will deliver to the Trustee
(A) an Officers' Certificate specifying the portions of such sinking fund payment to be satisfied by payment of cash and by delivery or credit of Securities of such series acquired by such Issuer or so redeemed, and (B) such Securities so acquired, to the extent not previously surrendered. Such Officers' Certificate shall also state the basis for such credit and that the Securities for which such Issuer elects to receive credit have not been previously so credited and were not redeemed by such Issuer through operation of the mandatory sinking fund, if any, provided with respect to such Securities and shall also state that no Event of Default with respect to Securities of such series has occurred and is continuing. All Securities so delivered to the Trustee shall be canceled by the Trustee and no Securities shall be authenticated in lieu thereof.

                  If the sinking fund payment or payments (mandatory or optional) with respect to any series of Securities made in cash plus any unused balance of any preceding sinking fund payments with respect to Securities of such series made in cash shall exceed $50,000 (or a lesser sum if the applicable Issuer shall so request), unless otherwise provided by the terms of such series of Securities, that cash shall be applied by the Trustee on the sinking fund Redemption Date with respect to Securities of such series next following the date of such payment to the redemption of Securities of such series at the applicable sinking fund Redemption Price with respect to Securities of such series, together with accrued interest, if any, to the date fixed for redemption, with the effect provided in Section 1106. The Trustee shall select, in the manner provided in Section 1103, for redemption on such sinking fund Redemption Date a sufficient principal amount of Securities of such series to utilize that cash and shall thereupon cause notice of redemption of the Securities of such series for the sinking fund to be given in the manner provided in Section 1104 (and with the effect provided in Section 1106) for the redemption of Securities in part at the option of the applicable Issuer. Any sinking fund moneys not so applied or allocated by the Trustee to the redemption of Securities of such series shall be added to the next cash sinking fund payment with respect to Securities of such series received by the Trustee and, together with such payment, shall be applied in accordance with the provisions of this Section 1108. Any and all sinking fund moneys with respect to Securities of any series held by the Trustee at the Maturity of Securities of such series, and not held for the payment or redemption of particular Securities of such series, shall be applied by the Trustee, together with other moneys, if necessary, to be deposited sufficient for the purpose, to the payment of the principal of the Securities of such series at Maturity.

                  On or before each sinking fund Redemption Date provided with respect to Securities of any series, the applicable Issuer shall pay to the Trustee in cash a sum equal to all accrued interest, if any, to the date fixed for redemption on Securities to be redeemed on such sinking fund Redemption Date pursuant to this Section 1108.

                                   ARTICLE XII

                 Guarantees of Securities of Subsidiary Issuers

                  Section 1201. Guarantees. This Section 1201 and Section 1202 apply to the Securities of any series of any Subsidiary Issuer to the extent that the form of the Guarantees to be endorsed on such Securities is not otherwise established as contemplated by Section 3.01.

                  The Guarantor hereby fully and unconditionally guarantees to each Holder of a Security of each series issued by a Subsidiary Issuer, authenticated and delivered by the Trustee the due and punctual payment of the principal (including any amount due in respect of any Original Issue Discount Security) of and any premium and interest on such Security, and the due and punctual payment of any sinking fund payments provided for pursuant to the terms of such Security, when and as the same shall become due and payable, whether at the Stated Maturity, by declaration of acceleration, call for redemption, early repayment or otherwise, in accordance with the terms of such Security and this Indenture. The Guarantor hereby agrees that in the event of an Event of Default its obligations hereunder shall be as if it were a principal debtor and not merely a surety, and shall be absolute and unconditional, irrespective of, and shall be unaffected by, any invalidity, irregularity or unenforceability of any Security of any series or this Indenture, any failure to enforce the provisions of any Security of any series or this Indenture, any waiver, modification or indulgence granted to the applicable Subsidiary Issuer with respect thereto, by the Holder of any Security of any series of such Subsidiary Issuer or the Trustee, or any other circumstances which may otherwise constitute a legal or equitable discharge of a surety or Guarantor; provided, however, that, notwithstanding the foregoing, no such waiver, modification or indulgence shall, without the consent of the Guarantor, increase the principal amount of any Security of a Subsidiary Issuer or the Interest rate thereon or increase any premium payable upon redemption thereof. The Guarantor hereby waives diligence, presentment, demand of payment, filing of claims with a court in the event of merger or bankruptcy of the applicable Subsidiary Issuer, any right to require a proceeding first against such Subsidiary Issuer, the benefit of discussion, protest or notice with respect to any Security of such Subsidiary Issuer or the indebtedness evidenced thereby or with respect to any sinking fund payment required pursuant to the terms of such Security issued under this Indenture and all demands whatsoever, and covenants that this Guarantee will not be discharged with respect to such Security except by payment in full of the principal thereof and any premium and interest thereon or as provided in Article Four or Section
801. If any Holder or the Trustee is required by any court or otherwise to return to any Subsidiary Issuer, the Guarantor, or any custodian, trustee, liquidator or other similar official acting in relation to such Issuer or the Guarantor any amount paid by such Issuer or the Guarantor to the Trustee or such Holder, this Guarantee to the extent theretofore discharged, shall be reinstated in full force and effect. The Guarantor further agrees that, as between the Guarantor, on the one hand, and the Holders and the Trustee, on the other hand, the Maturity of the obligations guaranteed hereby may be accelerated as provided in Article Five hereof for the purposes of this Guarantee, notwithstanding any stay, injunction or other prohibition preventing such acceleration in respect of the obligations guaranteed hereby.

                  The Guarantor also agrees, to pay any and all reasonable costs and expenses (including reasonable attorneys' fees and expenses) incurred by the Trustee or any Holders in enforcing any rights under this Guarantee.

                  The Guarantee hereby waives any right of set-off which the Guarantor may have against the Holder of any Security of a Subsidiary Issuer in respect of any amounts which are or may become payable by such Holder to such Subsidiary Issuer.

                  The Guarantor shall be subrogated to all rights of the Holders of any series of Securities and the Trustee against the applicable Subsidiary Issuer in respect of any amounts paid to such Holders and the Trustee by the Guarantor pursuant to the provisions of the Guarantees; provided, however, that the Guarantor shall not be entitled to enforce or to receive any payments arising out of or based upon, such right of subrogation until the principal of, premium, if any, and interest, if any, on all of the Securities of such series shall have been paid in full.

                 No past, present or future stockholder, officer, director, employee or incorporator of the Guarantor shall have any personal liability under the Guarantees set forth in this Section 1201 by reason of his or its status as such stockholder, officer, director, employee or incorporator.

                  The Guarantees set forth in this Section 1201 shall not be valid or become obligatory for any purpose with respect to a Security until the certificate of authentication on such Security shall have been signed by or on behalf of the Trustee.

                  Section 1202. Execution of Guarantees. To evidence its Guarantee to the Holders specified in Section 1201, the Guarantor hereby agrees to execute the notation of the Guarantee in substantially the form set forth in
Section 205 to be endorsed on each Security of each Subsidiary Issuer authenticated and delivered by the Trustee. The Guarantor hereby agrees that its Guarantee set forth in Section 1201 shall remain in full force and effect notwithstanding any failure to endorse on each Security of each Subsidiary.

                  IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, and their respective corporate seals to be hereunto affixed and attested, all as of the day and year first above written.


                                      UNION PACIFIC RESOURCES GROUP INC.,

                                       by /s/ Morris B. Smith
                                          --------------------------------------
                                          Name:   Morris B. Smith
                                          Title:  Vice President and Chief
                                                    Financial Officer


                                      UNION PACIFIC RESOURCES INC,


                                       by /s/ Joseph A. LaSala, Jr.
                                          --------------------------------------
                                          Name:   Joseph A. LaSala, Jr.
                                          Title:  Vice President


                                      UPR CAPITAL COMPANY,

                                       by /s/ B. M. Lamkin
                                          -------------------------------------
                                          Name:   B. M. Lamkin
                                          Title:  Treasurer

                                      THE BANK OF NEW YORK,

                                       by /s/ Iliana A. Arciprete
                                          --------------------------------------
                                          Name:   Iliana A. Arciprete
                                          Title:  Assistant Treasurer




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